January 2, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Form N-CSR

John Hancock Investment Trust III (the "Registrant") on behalf of:
   John Hancock Large Cap Growth Fund
   John Hancock International Fund
   John Hancock Mid Cap Growth Fund

      File Nos. 33-4559; 811-4630

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending October 31, 2003.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1513.

Sincerely,


/s/Alfred P. Ouellette
Alfred P. Ouellette
Senior Attorney and Assistant Secretary



ITEM 1. REPORT TO STOCKHOLDERS.


John Hancock
Large Cap
Growth
Fund

ANNUAL REPORT

10.31.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

Trustees & officers
page 26

For your information
page 29


Dear Fellow Shareholders,

The stock market has made a strong recovery in 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would begin to strengthen, which it did. The market's move up began in April and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains year-to-date through October 31. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 45.22% through October, while the Dow Jones Industrial Average was up 19.82% and the Standard & Poor's 500 Index returned 21.19%. With falling interest rates, bonds also did well, although they began to reverse course in July. High yield bonds led the pack, returning 24.23% through October, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of October 31, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
normally invest-
ing at least 80% of
its assets in large-
capitalization
companies in the
capitalization
range of the
Russell Top 200
Growth Index.

Over the last twelve months

* The stock market made a strong comeback, led by economically sensitive technology and consumer discretionary stocks.

* Large-cap stocks turned in strong absolute returns, but lagged small-cap stocks.

* The Fund was positioned to take advantage of an economic recovery.

[Bar chart with heading "John Hancock Large Cap Growth Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2003." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 17.20% total return for Class A. The second bar represents the 16.42% total return for Class B. The third bar represents the 16.29% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.3%   General Electric Co.
 3.7%   Microsoft Corp.
 3.2%   Pfizer, Inc.
 2.8%   Intel Corp.
 2.5%   Johnson & Johnson
 2.2%   Cisco Systems, Inc.
 2.2%   EMC Corp.
 2.1%   Staples, Inc.
 2.1%   Home Depot, Inc.
 2.1%   Nokia

As a percentage of net assets on October 31, 2003.



MANAGERS'
REPORT

BY ROBERT J. UEK, CFA, AND ROBERT C. JUNKIN, CPA, PORTFOLIO MANAGERS

John Hancock
Large Cap Growth
Fund

Recently Robert Junkin joined the Fund's management team, replacing Paul Berlinguet and Thomas Norton. Mr. Junkin, who joined John Hancock in 2003, began his business career in 1988.

The stock market finally turned the corner, buoyed by an improving economy, low interest rates and continued strong consumer spending. Revenues began to stabilize in many industries, boosting cash flows and earnings at companies that had already slashed costs. More economically sensitive sectors, such as technology and consumer discretionary, did especially well. Sectors less affected by the economy's moves, including consumer staples and health care, made the least headway. The biggest gains came from lower-quality stocks that had been hardest hit in the market downturn. Although large-cap stocks lagged smaller-cap stocks in the rebound, they still did quite well, benefiting in part from the weak U.S. dollar. For the fiscal year ended October 31, 2003, the Standard & Poor's 500 Index returned 20.79%.

"The stock market finally
 turned the corner..."

PERFORMANCE AND STRATEGY REVIEW

John Hancock Large Cap Growth Fund's Class A, Class B and Class C shares returned 17.20%, 16.42% and 16.29%, respectively, at net asset value, for the year ended October 31, 2003. The Fund slightly trailed the 17.75% return of the Russell Top 200 Growth Index, which tracks the performance of the largest growth stocks, and the average large-cap growth fund, which returned 19.03% over the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Long-term performance information can be found on pages six and seven.

The Fund remained diversified across industries and attempted to gain ground through strong stock selection. We targeted quality companies with strong managements, steady or accelerating cash flows and demonstrated earnings growth. Our focus on higher-growth names within the index helped the Fund stay close to the return of our benchmark, the Russell Top 200 Growth Index. Our below-average stake in low-quality companies, however, hampered returns relative to our Lipper peer group, as these names rebounded sharply early in the period. We maintained our strict buy-and-sell discipline, setting price targets in advance to determine when to move in and out of a stock.

[Photos of Robert Uek and Robert Junkin flush right next to first paragraph.]

GAINS FROM ECONOMICALLY SENSITIVE STOCKS

Financial stocks were definite winners for the Fund. We targeted stocks that would benefit from a stock market rebound, including firms with strong brokerage and investment banking businesses. Our best performers included Merrill Lynch, Charles Schwab, Goldman Sachs and Citigroup. Stock selection in the consumer discretionary sector was also quite strong, as many of these names benefited from solid consumer spending. Staples, McDonald's and Home Depot gained as new company-specific initiatives took effect, boosting their bottom lines. Best Buy, the consumer electronics retailer, did well, as it continued to take market share from the competition in an environment where demand remained strong.

"Financial stocks were
 definite winners for
 the Fund."

Technology stocks posted the biggest gains, benefiting from renewed investor interest as the economy improved. Both Intel and Cisco
Systems saw profit margins jump, thanks in part to earlier cost-cutting initiatives. EMC, which makes storage systems, rallied amid strong demand, new product rollouts and news of new acquisitions.

DISAPPOINTMENTS FROM ENERGY AND STAPLES

Energy stocks were the biggest detractors from performance. We had an above-average stake in the sector, believing that high oil and natural gas prices would push up stock prices. Although commodity prices remained high and cash flows improved, earnings did not pick up as quickly as expected. Exploration and production companies stuck with the cost-cutting initiatives that investors had applauded, causing the energy services stocks that we owned to languish. Consumer staples stocks -- a group that includes grocers and beverage companies -- also lagged the market. We had a below-average stake in what was a weak sector, but somewhat disappointing stock selection.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Computers 16%, the second is Medical 16%, the third Retail 10%, the fourth Electronics 10%, and the fifth Diversified operations 7%.]

CHALLENGES IN HEALTH CARE

Health-care stocks, which tend to be more defensive, also hampered returns. The large, branded pharmaceutical companies struggled with changes in Medicare reimbursements, upcoming patent expirations, a lack of new blockbuster products in the pipeline and the issue of U.S. consumers re-importing drugs from Canada. We maintained a large stake in Pfizer, believing it has fewer patent expiration issues than its competitors and the potential for greater cost savings. Johnson & Johnson, a diversified medical device and products company, Baxter International, which makes blood plasma products, and HCA, a health-services company, were all among our worst performers for the period. We sold HCA and Baxter due to company specific issues, but maintained a significant position in Johnson & Johnson. We also held onto Mylan Laboratories, a generic pharmaceutical company that benefits as more drugs come off patent.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-03." The chart is divided into two sections (from top to left): Common stocks 99%, and Short-term investments & other 1%.]

CUTS IN HEALTH CARE AND FINANCIALS

We trimmed our investment in health care, as we saw no near-term catalysts to jumpstart prospects for the large pharmaceutical companies. We also pared back on financials in anticipation of a future rise in interest rates. While we're not sure exactly when interest rates will shift direction, we do think that a lot of banks and other financial companies have already had the better part of their runs. We added opportunistically to investments in other sectors, including Nokia, which makes wireless handsets. As legislation governing wireless phone number portability goes into effect, we expect more people to switch carriers, which should boost demand for handsets.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Staples followed by an up arrow with the phrase "Improving economy, new store layouts." The second listing is American International Group followed by a down arrow with the phrase "Restatement of past profitability." The third listing is Intel followed by an up arrow with the phrase "Strong laptop processor sales, better manufacturing efficiencies."]

POSITIVE OUTLOOK

We believe conditions are favorable for stock prices to continue to climb. The economy has shown signs of strengthening. Interest rates remain at historic lows. And consumer spending seems intact. The outstanding question is whether corporate spending will pick up any time soon. Assuming the economy continues to improve, we believe stocks can benefit. We believe large-cap stocks have especially strong prospects, given the recent disparity between their performance and that of small-cap stocks. Over time, we believe investors could return to large-cap stocks, which continue to offer attractive valuations and higher dividend yields than smaller-company stocks. In addition, large-cap stocks are the biggest beneficiaries of strengthening overseas economies and a weak U.S. dollar. In the coming months, we plan to maintain the Fund's bias toward economically sensitive companies.

"We believe large-cap stocks
 have especially strong
 prospects, given the recent
 disparity between their
 performance and that of
 small-cap stocks."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
October 31, 2003

                              Class A      Class B      Class C
Inception date               12-24-68       1-3-94       6-1-98

Average annual returns with maximum sales charge (POP)
One year                        11.32%       11.42%       14.07%
Five years                     -11.78%      -11.75%      -11.67%
Ten years                       -0.52%          --           --
Since inception                    --        -0.34%      -10.87%

Cumulative total returns with maximum sales charge (POP)
One year                        11.32%       11.42%       14.07%
Five years                     -46.56%      -46.47%      -46.24%
Ten years                       -5.04%          --           --
Since inception                    --        -3.33%      -46.39%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell Top 200 Growth Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Russell Top 200 Growth Index and is equal to $24,203 as of October 31, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund, before sales charge, and is equal to $9,997 as of October 31, 2003. The third line represents the value of the same hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund, after sales charge, and is equal to $9,496 as of October 31, 2003.

                Cum Value of $10K   Cum Value of $10K          Russell Top 200
Plot Date               (No Load)            (w/Load)             Growth Index

10/31/1993                $10,000              $9,500                  $10,000
4/30/1994                   9,066               8,612                    9,658
10/31/1994                  9,358               8,889                   10,670
4/30/1995                   9,938               9,440                   11,840
10/31/1995                 11,784              11,193                   14,032
4/30/1996                  13,248              12,584                   15,630
10/31/1996                 13,949              13,249                   17,374
4/30/1997                  13,896              13,199                   20,354
10/31/1997                 16,187              15,375                   23,115
4/30/1998                  18,516              17,588                   29,008
10/31/1998                 17,774              16,883                   30,474
4/30/1999                  22,105              20,996                   37,907
10/31/1999                 22,675              21,538                   40,663
4/30/2000                  23,891              22,693                   46,557
10/31/2000                 20,827              19,782                   42,324
4/30/2001                  13,665              12,980                   31,274
10/31/2001                 10,878              10,332                   25,673
4/30/2002                  10,846              10,302                   24,650
10/31/2002                  8,530               8,102                   20,556
4/30/2003                   8,635               8,202                   21,242
10/31/2003                 $9,997              $9,496                  $24,203

                                    Class B 1    Class C 1
Period beginning                     1-3-94       6-1-98
Without sales charge                 $9,667       $5,416
With maximum sales charge            $9,667       $5,361
Index                               $24,004       $8,580

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell Top 200 Growth Index is an unmanaged index containing growth-oriented stocks from the Russell Top 200 Index.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2003

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 98.52%                                                                                     $198,567,122
(Cost $159,341,685)

Advertising 1.11%                                                                                           2,234,400
 28,000   Omnicom Group, Inc.                                                                               2,234,400

Automobiles/Trucks 0.78%                                                                                    1,575,500
 50,000   CarMax, Inc.*                                                                                     1,575,500

Banks -- United States 1.08%                                                                                2,173,600
 20,000   State Street Corp.                                                                                1,047,200
 20,000   Wells Fargo & Co.                                                                                 1,126,400

Beverages 2.61%                                                                                             5,255,029
 50,163   Anheuser-Busch Cos., Inc.                                                                         2,471,029
 60,000   Coca-Cola Co. (The)                                                                               2,784,000

Broker Services 2.62%                                                                                       5,273,990
 34,100   Goldman Sachs Group, Inc. (The)+                                                                  3,201,990
 35,000   Merrill Lynch & Co., Inc.+                                                                        2,072,000

Computers 16.45%                                                                                           33,147,280
 45,700   Accenture Ltd. (Class A) (Bermuda)*+                                                              1,069,380
 60,000   Affiliated Computer Services, Inc.*+                                                              2,935,800
194,500   BEA Systems, Inc.*+                                                                               2,703,550
214,500   Cisco Systems, Inc.*                                                                              4,500,210
100,000   Dell, Inc.*                                                                                       3,612,000
325,000   EMC Corp.*+                                                                                       4,498,000
 15,000   Lexmark International, Inc.*                                                                      1,104,150
282,200   Microsoft Corp.                                                                                   7,379,530
160,000   Oracle Corp.*                                                                                     1,913,600
 64,000   SAP AG, American Depositary Receipt (ADR) (Germany)+                                              2,338,560
 25,000   Yahoo! Inc.*+                                                                                     1,092,500

Consumer Products Misc. 0.83%                                                                               1,676,100
 37,000   Clorox Co. (The)                                                                                  1,676,100

Cosmetics & Personal Care 3.98%                                                                             8,029,450
 20,000   Avon Products, Inc.                                                                               1,359,200
 30,000   Colgate-Palmolive Co.                                                                             1,595,700
 70,000   Estee Lauder Cos., Inc. (The) (Class A)                                                           2,617,300
 25,000   Procter & Gamble Co. (The)                                                                        2,457,250

Diversified Operations 7.11%                                                                               14,322,629
 40,000   3M Co.                                                                                            3,154,800
120,000   Cendant Corp.*                                                                                    2,451,600
300,456   General Electric Co.+                                                                             8,716,229

Electronics 10.00%                                                                                         20,159,160
 25,000   Analog Devices, Inc.*                                                                             1,108,250
100,000   Applied Materials, Inc.*+                                                                         2,337,000
100,000   ASML Holding N.V. (NY Reg Shares) (Netherlands)*                                                  1,755,000
 40,000   Emerson Electric Co.                                                                              2,270,000
192,000   Flextronics International Ltd. (Singapore)*+                                                      2,688,000
169,000   Intel Corp.                                                                                       5,585,450
 70,000   Intersil Corp. (Class A)                                                                          1,805,300
236,000   Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (Taiwan)*                                       2,610,160

Fiber Optics 0.88%                                                                                          1,775,000
500,000   JDS Uniphase Corp.*+                                                                              1,775,000

Finance 4.23%                                                                                               8,535,050
 25,000   American Express Co.                                                                              1,173,250
 32,000   Capital One Financial Corp.                                                                       1,945,600
 65,000   Citigroup, Inc.                                                                                   3,081,000
 60,000   Paychex, Inc.                                                                                     2,335,200

Insurance 2.35%                                                                                             4,737,740
 20,000   American International Group, Inc.                                                                1,216,600
 30,000   Radian Group, Inc.                                                                                1,587,000
 43,000   RenaissanceRe Holdings Ltd. (Bermuda)                                                             1,934,140

Leisure 1.46%                                                                                               2,947,500
 90,000   International Game Technology+                                                                    2,947,500

Linen Supply & Related 0.64%                                                                                1,279,800
 30,000   Cintas Corp.                                                                                      1,279,800

Media 5.47%                                                                                                11,024,600
 40,000   Clear Channel Communications, Inc.                                                                1,632,800
102,500   Comcast Corp. (Special Class A)*+                                                                 3,343,550
200,000   Time Warner, Inc.*                                                                                3,058,000
 75,000   Viacom, Inc. (Class B)*                                                                           2,990,250

Medical 15.91%                                                                                             32,059,118
 40,000   Abbott Laboratories                                                                               1,704,800
 50,000   Amgen, Inc.*                                                                                      3,088,000
 20,000   Biogen Idec, Inc.*                                                                                  702,600
 45,000   Forest Laboratories, Inc.*                                                                        2,250,450
100,017   Johnson & Johnson                                                                                 5,033,856
 64,776   Medtronic, Inc.                                                                                   2,951,842
 25,000   Merck & Co., Inc.                                                                                 1,106,250
 50,000   Millennium Pharmaceuticals, Inc.*                                                                   796,000
 93,750   Mylan Laboratories, Inc.                                                                          2,264,062
206,561   Pfizer, Inc.                                                                                      6,527,328
 36,000   UnitedHealth Group, Inc.                                                                          1,831,680
 50,000   Wyeth                                                                                             2,207,000
 25,000   Zimmer Holdings, Inc.*                                                                            1,595,250

Mortgage Banking 1.30%                                                                                      2,628,000
 25,000   Countrywide Financial Corp.                                                                       2,628,000

Oil & Gas 3.63%                                                                                             7,319,100
 30,000   Apache Corp.                                                                                      2,091,600
 75,000   BJ Services Co.*+                                                                                 2,460,750
105,000   ENSCO International, Inc.                                                                         2,766,750

Retail 10.12%                                                                                              20,400,376
 40,000   Best Buy Co., Inc.*                                                                               2,332,400
 50,000   Costco Wholesale Corp.*                                                                           1,768,500
115,000   Home Depot, Inc. (The)                                                                            4,263,050
 95,000   McDonald's Corp.                                                                                  2,375,950
160,400   Staples, Inc.*+                                                                                   4,301,928
 45,000   Target Corp.                                                                                      1,788,300
 60,564   Wal-Mart Stores, Inc.                                                                             3,570,248

Telecommunications 5.96%                                                                                   12,013,700
150,000   AT&T Wireless Services, Inc.*                                                                     1,087,500
180,000   General Motors Corp. (Class H)*                                                                   2,957,400
125,000   Motorola, Inc.                                                                                    1,691,250
245,000   Nokia Oyj (ADR) (Finland)                                                                         4,162,550
100,000   Vodafone Group Plc (ADR) (United Kingdom)                                                         2,115,000

                                                                          INTEREST          PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                            RATE      (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 18.74%                                                                             $37,775,900
(Cost $37,775,900)

Joint Repurchase Agreement 0.87%
Investment in a joint repurchase agreement transaction with
Barclays Capital, Inc. -- Dated 10-31-03, due 11-03-03
(Secured by U.S. Treasury Inflation Indexed Bond 3.625%
due 04-15-28, U.S. Treasury Inflation Indexed Note 1.875%
due 07-15-13)                                                                 1.02%            $1,748       1,748,000

                                                                                               SHARES
Cash Equivalents 17.87%
AIM Cash Investment Trust**                                                                36,027,900      36,027,900

TOTAL INVESTMENTS 117.26%                                                                                $236,343,022

OTHER ASSETS AND LIABILITIES, NET (17.26%)                                                               ($34,791,985)

TOTAL NET ASSETS 100.00%                                                                                 $201,551,037

 + All or a portion of this security is on loan as of October 31, 2003.

 * Non-income-producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.





ASSETS AND
LIABILITIES

October 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $197,117,585),
  including $35,518,735 of securities loaned                     $236,343,022
Cash                                                                      151
Receivable for investments sold                                     5,464,815
Receivable for shares sold                                             12,600
Dividends and interest receivable                                     139,841
Other assets                                                           39,367

Total assets                                                      241,999,796

LIABILITIES
Payable for investments purchased                                   3,899,037
Payable for shares repurchased                                        174,998
Payable for securities on loan                                     36,027,900
Payable to affiliates
  Management fee                                                      127,821
  Distribution and service fee                                          8,074
  Other                                                               118,239
Other payables and accrued expenses                                    92,690

Total liabilities                                                  40,448,759

NET ASSETS
Capital paid-in                                                   434,633,232
Accumulated net realized loss on investments
  and written options                                            (272,278,932)
Net unrealized appreciation of investments                         39,225,437
Accumulated net investment loss                                       (28,700)

Net assets                                                       $201,551,037

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($147,607,255 [DIV] 15,473,703 shares)                          $9.54
Class B ($50,420,669 [DIV] 5,783,851 shares)                            $8.72
Class C ($3,523,113 [DIV] 404,371 shares)                               $8.71

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($9.54 [DIV] 95%)                                            $10.04
Class C ($8.71 [DIV] 99%)                                               $8.80

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

  See notes to
  financial statements.



OPERATIONS

For the year ended
October 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $11,252)            $1,871,493
Securities lending                                                     52,147
Interest                                                               42,202

Total investment income                                             1,965,842

EXPENSES
Investment management fee                                           1,418,015
Class A distribution and service fee                                  412,765
Class B distribution and service fee                                  483,937
Class C distribution and service fee                                   30,864
Transfer agent fee                                                  1,273,227
Accounting and legal services fee                                      68,290
Custodian fee                                                          51,596
Registration and filing fee                                            42,987
Printing                                                               41,966
Auditing fee                                                           36,700
Miscellaneous                                                          14,399
Trustees' fee                                                          11,685
Interest                                                                7,041
Legal fee                                                               3,306

Total expenses                                                      3,896,778
Less expense reductions                                               (15,799)

Net expenses                                                        3,880,979

Net investment loss                                                (1,915,137)

REALIZED AND UNREALIZED GAIN
Net realized gain on
Investments                                                         2,429,768
Written options                                                       272,877
Change in unrealized appreciation
  (depreciation) of investments                                    28,948,933

Net realized and unrealized gain                                   31,651,578

Increase in net assets from operations                            $29,736,441

See notes to
financial statements.



CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                         YEAR          YEAR
                                                        ENDED         ENDED
                                                     10-31-02 1    10-31-03
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                               ($3,115,869)  ($1,915,137)
Net realized gain (loss)                          (53,440,499)    2,702,645
Change in net unrealized
  appreciation (depreciation)                        (984,611)   28,948,933
Increase (decrease) in net assets
  resulting from operations                       (57,540,979)   29,736,441
From Fund share transactions                      (48,397,414)  (22,118,554)

NET ASSETS
Beginning of period                               299,871,543   193,933,150

End of period 2                                  $193,933,150  $201,551,037

1 Audited by previous auditor.

2 Includes accumulated net investment loss of $28,479 and $28,700, respectively.

  See notes to
  financial statements.


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-99 1  10-31-00 1  10-31-01 1  10-31-02 1  10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $22.27      $25.04      $20.73      $10.38       $8.14
Net investment loss 2                                    (0.17)      (0.23)      (0.13)      (0.10)      (0.07)
Net realized and unrealized
  gain (loss) on investments                              5.65       (1.48)      (9.42)      (2.14)       1.47
Total from
  investment operations                                   5.48       (1.71)      (9.55)      (2.24)       1.40
Less distributions
From net realized gain                                   (2.71)      (2.60)      (0.80)         --          --
Net asset value,
  end of period                                         $25.04      $20.73      $10.38       $8.14       $9.54
Total return 3 (%)                                       27.58       (8.15)     (47.77)     (21.58)      17.20 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $484        $421        $209        $140        $148
Ratio of expenses
  to average net assets (%)                               1.35        1.36        1.59        1.75        1.86
Ratio of adjusted expenses
  to average net assets 5 (%)                               --          --          --          --        1.87
Ratio of net investment loss
  to average net assets (%)                              (0.70)      (0.97)      (0.99)      (0.96)      (0.82)
Portfolio turnover (%)                                     183         162         131         228         121

See notes to
financial statements.




FINANCIAL HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-99 1  10-31-00 1  10-31-01 1  10-31-02 1  10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $21.38      $23.74      $19.40       $9.62       $7.49
Net investment loss 2                                    (0.31)      (0.37)      (0.21)      (0.15)      (0.12)
Net realized and unrealized
  gain (loss) on investments                              5.38       (1.37)      (8.77)      (1.98)       1.35
Total from
  investment operations                                   5.07       (1.74)      (8.98)      (2.13)       1.23
Less distributions
From net realized gain                                   (2.71)      (2.60)      (0.80)         --          --
Net asset value,
  end of period                                         $23.74      $19.40       $9.62       $7.49       $8.72
Total return 3 (%)                                       26.70       (8.79)     (48.12)     (22.14)      16.42 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $312        $239         $88         $51         $50
Ratio of expenses
  to average net assets (%)                               2.02        2.05        2.24        2.45        2.56
Ratio of adjusted expenses
  to average net assets 5 (%)                               --          --          --          --        2.57
Ratio of net investment loss
  to average net assets (%)                              (1.37)      (1.66)      (1.65)      (1.66)      (1.52)
Portfolio turnover (%)                                     183         162         131         228         121

See notes to
financial statements.




FINANCIAL HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-99 1  10-31-00 1  10-31-01 1  10-31-02 1  10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $21.37      $23.73      $19.39       $9.61       $7.49
Net investment loss 2                                    (0.31)      (0.37)      (0.20)      (0.15)      (0.12)
Net realized and unrealized
  gain (loss) on investments                              5.38       (1.37)      (8.78)      (1.97)       1.34
Total from
  investment operations                                   5.07       (1.74)      (8.98)      (2.12)       1.22
Less distributions
From net realized gain                                   (2.71)      (2.60)      (0.80)         --          --
Net asset value,
  end of period                                         $23.73      $19.39       $9.61       $7.49       $8.71
Total return 3 (%)                                       26.72       (8.80)     (48.15)     (22.06)      16.29 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $3          $4          $3          $4
Ratio of expenses
  to average net assets (%)                               2.05        2.06        2.29        2.45        2.56
Ratio of adjusted expenses
  to average net assets 5 (%)                               --          --          --          --        2.57
Ratio of net investment loss
  to average net assets (%)                              (1.36)      (1.71)      (1.68)      (1.66)      (1.53)
Portfolio turnover (%)                                     183         162         131         228         121

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total return would have been lower had certain expenses not been reduced during the period shown.

5 Does not take into consideration expense reductions during the period shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Large Cap Growth Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2003.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk, as the exchanges act as counterparties to each transaction and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities. The Fund had no open written option positions on October 31, 2003.

Written options for the year ended October 31, 2003 were as follows:

                              NUMBER OF CONTRACTS          PREMIUMS
-------------------------------------------------------------------
Outstanding, beginning of period               --                --
Options written                             1,830          $330,332
Option closed                              (1,100)         (205,691)
Options expired                              (730)         (124,641)

Outstanding, end of period                     --                --

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2003, the Fund loaned securities having a market value of $35,518,735 collateralized by cash in the amount of $36,027,900. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. There fore, no federal income tax provision is required. For federal income tax purposes, the Fund has $271,450,368 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2009 -- $216,254,383 and October 31, 2010 --
$55,195,985.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2003, the Fund had no distributable earning on a tax basis. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Fund has an agreement with its custodian bank under which custody fees are reduced by brokerage commissions offsets applied during the period. Accordingly, the expense reductions related to custody fee offsets amounted to $15,799, or 0.01% of the Fund's average net asset value, for the year ended October 31, 2003.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2003, JH Funds received net up-front sales charges of $115,505 with regard to sales of Class A shares. Of this amount, $15,970 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $56,217 was paid as sales commissions to unrelated broker-dealers and $43,318 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2003, JH Funds received net up-front sales charges of $5,707 with regard to sales of Class C shares. Of this amount, $4,407 was paid as sales commissions to unrelated broker-dealers and $1,300 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2003, CDSCs received by JH Funds amounted to $105,171 for Class B shares and $783 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. Effective January 1, 2003, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Until January 1, 2003, the Fund paid a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.04% of the average net asset value of the Fund.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                       YEAR ENDED 10-31-02 1         YEAR ENDED 10-31-03
                   SHARES           AMOUNT       SHARES           AMOUNT
CLASS A SHARES
Sold            1,947,091      $19,544,311    1,307,717      $11,137,303
Repurchased    (4,847,316)     (47,395,047)  (3,054,320)     (25,747,820)
Net decrease   (2,900,225)    ($27,850,736)  (1,746,603)    ($14,610,517)

CLASS B SHARES
Sold            1,608,344      $15,305,021    1,154,106       $8,948,550
Repurchased    (3,934,461)     (36,201,222)  (2,151,843)     (16,592,814)
Net decrease   (2,326,117)    ($20,896,201)    (997,737)     ($7,644,264)

CLASS C SHARES
Sold              151,406       $1,482,455      118,376         $923,718
Repurchased      (128,882)      (1,132,932)    (102,019)        (787,491)
Net increase       22,524         $349,523       16,357         $136,227

NET DECREASE   (5,203,818)    ($48,397,414)  (2,727,983)    ($22,118,554)

1 Audited by previous auditor.


NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2003, aggregated $225,340,535 and $241,341,627, respectively.

The cost of investments owned on October 31, 2003, including short-term investments, for federal income tax purposes was $197,946,148. Gross unrealized appreciation and depreciation of investments aggregated $41,300,207 and $2,903,333, respectively, resulting in net unrealized appreciation of $38,396,874. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

NOTE E
Reclassification of accounts

During the year ended October 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $198, a decrease in accumulated net investment loss of $1,914,916 and a decrease in capital paid-in of $1,915,114. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation. The calculation of net investment loss per share in the Fund's Financial Highlights excludes these adjustments.

NOTE F
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint PricewaterhouseCoopers LLP for the fiscal year ended October 31, 2003. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Large Cap Growth Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Large Cap Growth Fund (the "Fund") at October 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at October 31, 2003, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2002, and the financial highlights for each of the periods ended on or before October 31, 2002, were audited by other independent auditors, whose report dated December 11, 2002, expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2003.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.


TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1988                21
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         1978                21
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1991                21
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance); Trustee, Hudson City Savings Bank (since 1995);
Director, Hudson City Bancorp (since 1999); Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              1996                21
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).

William F. Glavin, 2 Born: 1932                                                             1996                21
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore, 2 Born: 1939                                                                 1996                29
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         1996                29
Executive Director, Council for International Exchange of Scholars (since
1998); Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John W. Pratt, Born: 1931                                                                   1996                21
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                51
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC (Subsidiaries, LLC), Hancock
Natural Resource Group, Independence Investment LLC, Declaration
Management Research LLC, John Hancock Advisers, LLC (the "Adviser"),
The Berkeley Financial Group, LLC ("The Berkeley Group"), John Hancock
Funds, LLC ("John Hancock Funds") and Massachusetts Business Development
Corporation; Director, John Hancock Insurance Agency, Inc. ("Insurance
Agency, Inc.") (until 1999).

Maureen Ford Goldfarb, Born: 1955                                                           2000                51
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director, President and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1988
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1984
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


  The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

  The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
  1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet               www.jhfunds.com

By regular mail               John Hancock Signature Services, Inc.
                              1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000

By express mail               John Hancock Signature Services, Inc.
                              Attn: Mutual Fund Image Operations
                              529 Main Street
                              Charlestown, MA 02129

Customer service
representatives               1-800-225-5291

24-hour automated information 1-800-338-8080

TDD line                      1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                      1-800-225-5291

On the Fund's Web site        www.jhfunds.com/proxy

On the SEC's Web site         www.sec.gov



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Large Cap Growth Fund.

2000A 10/03
      12/03






John Hancock
Mid Cap
Growth
Fund

ANNUAL
REPORT

10.31.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

Trustees & officers
page 26

For your information
page 29

Dear Fellow Shareholders,

The stock market has made a strong recovery in 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would begin to strengthen, which it did. The market's move up began in April and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains year-to-date through October 31. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 45.22% through October, while the Dow Jones Industrial Average was up 19.82% and the Standard & Poor's 500 Index returned 21.19%. With falling interest rates, bonds also did well, although they began to reverse course in July. High yield bonds led the pack, returning 24.23% through October, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of October 31, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing at least
80% of its assets
in stocks of
medium capital
ization companies
(in the capitaliza-
tion range of the
Russell Midcap
Growth Index).

Over the past twelve months

* Stocks staged a major recovery in anticipation of improved revenues and earnings.

* Economically sensitive technology and consumer discretionary stocks, as well as small-cap companies, were among the year's top performers.

* Mid-cap stocks did nearly as well as small-cap names during the market rebound and handily beat large-cap stocks.

[Bar chart with heading "John Hancock Mid Cap Growth Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2003." The chart is scaled in increments of 10% with 0% at the bottom and 40% at the top. The first bar represents the 30.29% total return for Class A. The second bar represents the 29.43% total return for Class B. The third bar represents the 29.22% total return for Class C. The fourth bar represents the 31.18% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested.]

Top 10 holdings

 2.7%   Symantec Corp.
 2.4%   Axcelis Technologies, Inc.
 2.4%   Zimmer Holdings, Inc.
 2.3%   BEA Systems, Inc.
 2.3%   Yankee Candle Co, Inc. (The)
 2.3%   Omnicom Group, Inc.
 2.1%   Pactiv Corp.
 2.1%   Intuit, Inc.
 2.0%   Microchip Technology, Inc.
 2.0%   Affiliated Computer Services, Inc.

As a percentage of net assets on October 31, 2003.



MANAGERS'
REPORT

BY THOMAS P. NORTON, CFA, AND ROBERT J. UEK, CFA, PORTFOLIO MANAGERS

John Hancock
Mid Cap Growth Fund

Recently, Paul Berlinguet, formerly a member of the Fund's management team, left the company.

Stocks made a long-awaited comeback this past year. After a strong start last fall, the market retreated in the months leading up to the war with Iraq. The swift end of major military conflict, coupled with strong consumer spending, low interest rates and increased money supply, led to an improved economic environment. As business conditions picked up, corporate earnings and stock prices moved higher. For the year, the biggest gains came from companies that had been the hardest hit in the downturn, including lower-quality, smaller-cap stocks. Mid-cap growth stocks fared almost as well as small-cap stocks and much better than large-cap stocks, with the Russell Midcap Growth Index returning 39.30% for the year ended October 31, 2003.

"Stocks made a long-
 awaited comeback this
 past year."

PERFORMANCE REVIEW

John Hancock Mid Cap Growth Fund remained broadly diversified across industries with a bias toward mid-cap companies that would benefit from an economic recovery. Our focus was on solid, well-run companies with strong earnings growth prospects which were selling at reasonable valuations. We maintained a disciplined approach, setting price targets in advance to determine when to buy or sell a particular stock.

For the year ended October 31, 2003, the Fund's Class A, Class B, Class C shares and Class I shares returned 30.29%, 29.43%, 29.22% and 31.18%, respectively, at net asset value. The Fund trailed its benchmark, the Russell Midcap Growth Index, in part because of our focus on higher-quality companies. Strong stock selection, however, helped us keep pace with the average mid-cap growth fund, which returned 30.87%, according to Lipper, Inc. 1 Keep in mind that your net asset value will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Long-term performance information can be found on pages six and seven.

[Photos of Thomas Norton and Robert Uek flush right next to first paragraph.]

STRENGTH IN INDUSTRIALS AND MATERIALS

The Fund benefited from above-average stock returns in the industrial sector. JetBlue Airways, a discount airline, gained handsomely as expansion into new markets, continued strength from its existing routes, an attractive cost structure and an experienced management team attracted investor interest. We sold our stake as the stock approached full valuation.

Our stock selection in the materials sector was also very strong. Top performers included Sealed Air, which makes specialty packaging, such as the bubble wrap used for shipping consumer electronic products, and Crown Holdings, which makes cans for beverages. When Sealed Air reached our price target, we eliminated it from the portfolio. We also had superior stock selection in the financial area, where companies such as Legg Mason, an asset manager and brokerage firm, benefited from the market rebound. We later sold our investment in Legg Mason.

TECHNOLOGY AND CONSUMER WINNERS

Economically sensitive technology stocks generated some of the Fund's biggest absolute gains. Symantec, which makes Norton anti-virus software, had a great run, thanks in part to increased demand and strong pricing power in the aftermath of the worm virus. BEA Systems benefited from its leadership position in the growing application server software market, while Jabil Circuit, an electronic manufacturing services company, gained as companies continued to find outsourcing cheaper than in-house production. Our slightly below-average stake in the technology sector, however, hampered performance relative to our Russell benchmark.

"Economically sensitive
 technology stocks gener
 ated some of the Fund's
 biggest absolute gains."

Consumer discretionary stocks, which benefit from strong consumer spending, were also top contributors to performance. Coach, a leather goods company, rallied amid growing same-store sales, new store openings and successful new product launches. Staples, an office supply chain, also did well, benefiting from new store designs and a renewed focus on small businesses. Top performers elsewhere included Gilead Sciences, a biotechnology company specializing in HIV drugs; Caremark Rx, a pharmaceutical benefits manager that continued to gain market share; and UTStarcom, a wireless phone company operating in China and other developing markets.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 20%, the second is Computers 17%, the third Electronics 15%, the fourth Retail 9%, and the fifth Business services-Misc. 5%.]

ENERGY AND HEALTH CARE DISAPPOINTMENTS

The Fund had an above-average stake in energy stocks, which have historically benefited from high oil and natural gas prices. Unfortunately, exploration and production companies did not increase spending on drilling as quickly as expected, causing energy services stocks to lag the market and hamper our overall returns. Although we still believe in the long-term outlook for the sector, we decided to reduce our stake.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-03." The chart is divided into two sections (from top to left): Common stocks 97%, and Short-term investments & other 3%.]

A number of individual health-care and tech stocks also turned in disappointing returns. Baxter International, which makes blood plasma products and medical devices, and King Pharmaceuticals, a branded pharmaceutical company, both suffered from weak execution. We sold Baxter and cut back on King. In the technology sector, RF Microdevices, which makes semiconductors used in cell phones, and Atmel, a semiconductor equipment manufacturer, declined last spring amid weaker-than-expected demand. We sold our positions as fundamentals deteriorated.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is JetBlue Airways followed by an up arrow with the phrase "Strong niche, cost efficient, increased traffic." The second listing is Symantec followed by an up arrow with the phrase "Strong demand following worm virus." The third listing is GameStop followed by a down arrow with the phrase "Missed earnings, sell-off in stock."]

POSITIONED FOR RECOVERY

Throughout the year, the Fund was set up to take advantage of steady improvement in the economy. By the period's end, we had above-average stakes in both the consumer discretionary and technology sectors. New additions in the consumer area focused on retailers, such as CarMax, a nationwide used car dealership, and Yankee Candle, which makes high-quality candles. We also added to our tech stake in the fall, buying shares in companies such as Axcelis Technologies, a semiconductor capital equipment maker. We believe tech stocks stand to benefit as corporations step up spending in the fourth quarter of 2003.

"The economy appears to be
 on the road to recovery."

OPTIMISTIC OUTLOOK

The economy appears to be on the road to recovery. The Federal Reserve has signaled that it is in no hurry to raise interest rates, which are still at historic lows. Consumer spending remains strong. And corporate profitability and cash flows have started to improve, leading to expectations that corporate spending will pick up. All of this bodes well for stocks. In the next leg of the market rebound, we believe investors could shift toward the higher-quality companies we favor. We believe the mid-cap sector is particularly attractive as it boasts a greater percentage of those companies than the small-cap sector.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
October 31, 2003

                              Class A      Class B      Class C      Class I 1
Inception date                11-1-93      11-1-93       6-1-98       3-1-02

Average annual returns with maximum sales charge (POP)
One year                        23.79%       24.43%       26.94%       31.18%
Five years                      -0.30%       -0.33%       -0.18%          --
Ten years                        3.78%        3.74%          --           --
Since inception                    --           --        -2.63%        2.77%

Cumulative total returns with maximum sales charge (POP)
One year                        23.79%       24.43%       26.94%       31.18%
Five years                      -1.48%       -1.63%       -0.88%          --
Ten years                       44.92%       44.42%          --           --
Since inception                    --           --       -13.45%        4.66%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents Standard & Poor's 500 Index and is equal to $26,889 as of October 31, 2003. The second line represents Russell Midcap Growth Index and is equal to $24,044 as of October 31, 2003. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Growth Fund, before sales charge, and is equal to $15,259 as of October 31, 2003. The fourth line represents the value of the same hypothetical investment made in the John Hancock Mid Cap Growth Fund, after sales charge, and is equal to $14,492 as of October 31, 2003.

             Cum Value of $10K   Cum Value of $10K   S&P 500   Russell Midcap
Plot Date            (No Load)            (w/Load)     Index     Growth Index

11/1/93                $10,000              $9,500   $10,000          $10,000
4/30/1994                9,471               8,994     9,768            9,820
10/31/1994               9,329               8,860    10,387           10,254
4/30/1995                9,882               9,385    11,474           11,107
10/31/1995              10,965              10,413    13,133           12,740
4/30/1996               14,341              13,620    14,941           14,860
10/31/1996              14,929              14,178    16,297           15,027
4/30/1997               13,520              12,840    18,696           15,443
10/31/1997              16,241              15,424    21,531           18,725
4/30/1998               17,976              17,072    26,373           21,750
10/31/1998              14,713              13,974    26,266           19,181
4/30/1999               18,202              17,287    32,129           24,432
10/31/1999              20,754              19,710    33,008           26,405
4/30/2000               28,157              26,742    35,383           37,386
10/31/2000              27,657              26,266    35,018           36,616
4/30/2001               18,898              17,948    30,793           26,368
10/31/2001              13,866              13,168    26,297           20,951
4/30/2002               14,680              13,942    26,905           22,411
10/31/2002              11,712              11,123    22,325           17,261
4/30/2003               12,200              11,587    23,324           18,675
10/31/2003              15,259              14,492    26,889           24,044

                                    Class B 1    Class C 1    Class I 2
Period beginning                    11-1-93       6-1-98       3-1-02
Without sales charge                $14,442       $8,741      $10,466
With maximum sales charge           $14,442       $8,655      $10,466
Index 1                             $26,889      $10,403       $9,554
Index 2                             $24,044      $11,652      $10,620

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of October 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Russell Midcap Growth Index -- Index 2 -- is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2003

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                              VALUE
COMMON STOCKS 97.33%                                                                                   $156,595,357
(Cost $130,248,688)

Advertising 2.32%                                                                                         3,735,837
 46,815   Omnicom Group, Inc.                                                                             3,735,837

Automobiles/Trucks 1.96%                                                                                  3,151,000
100,000   CarMax, Inc.*                                                                                   3,151,000

Banks -- United States 1.62%                                                                              2,609,000
 50,000   TCF Financial Corp.                                                                             2,609,000

Business Services -- Misc. 5.16%                                                                          8,309,501
 77,597   ChoicePoint, Inc.*                                                                              2,718,999
 54,200   Corporate Executive Board Co. (The)*                                                            2,764,742
 60,900   Manpower, Inc. +                                                                                2,825,760

Computers 17.34%                                                                                         27,897,888
 65,000   Affiliated Computer Services, Inc.* +                                                           3,180,450
500,000   Atari, Inc. *                                                                                   1,930,000
269,900   BEA Systems, Inc.*                                                                              3,751,610
 60,000   Emulex Corp.* +                                                                                 1,699,200
 82,000   Fiserv, Inc.*                                                                                   2,896,240
 84,000   Foundry Networks, Inc.*                                                                         1,953,840
 66,600   Intuit, Inc.*                                                                                   3,328,668
 38,000   Lexmark International, Inc.*                                                                    2,797,180
205,000   McDATA Corp. (Class B)* +                                                                       2,095,100
 64,000   Symantec Corp.* +                                                                               4,265,600

Consumer Products -- Misc. 2.33%                                                                          3,749,320
134,000   Yankee Candle Co, Inc. (The)*                                                                   3,749,320

Containers 3.91%                                                                                          6,289,040
364,850   Crown Holdings, Inc.*                                                                           2,882,315
154,500   Pactiv Corp.*                                                                                   3,406,725

Cosmetics & Personal Care 1.60%                                                                           2,579,910
 69,000   Estee Lauder Cos., Inc. (The) (Class A) +                                                       2,579,910

Electronics 14.94%                                                                                       24,031,130
600,000   Agere Systems, Inc. *                                                                           2,034,000
433,500   Applied Micro Circuits Corp.*                                                                   2,522,970
371,000   Axcelis Technologies, Inc.*                                                                     3,925,180
200,000   ChipPAC, Inc. *                                                                                 1,668,000
181,900   Flextronics International Ltd. (Singapore)*                                                     2,546,600
 69,000   Intersil Corp. (Class A)                                                                        1,779,510
 88,800   Jabil Circuit, Inc.* +                                                                          2,473,080
 29,000   KLA-Tencor Corp.* +                                                                             1,662,570
 98,000   Microchip Technology, Inc. +                                                                    3,205,580
258,000   Skyworks Solutions, Inc.* +                                                                     2,213,640

Finance 1.58%                                                                                             2,537,500
 35,000   Affiliated Managers Group, Inc.*                                                                2,537,500

Insurance 0.62%                                                                                             989,560
 22,000   RenaissanceRe Holdings Ltd. (Bermuda)                                                             989,560

Leisure 0.95%                                                                                             1,521,080
 44,000   LeapFrog Enterprises, Inc.* +                                                                   1,521,080

Manufacturing 1.32%                                                                                       2,130,487
 25,715   Danaher Corp.                                                                                   2,130,487

Media 4.10%                                                                                               6,594,810
 41,000   Entercom Communications Corp.*                                                                  1,878,210
136,500   Radio One, Inc. (Class D)*                                                                      2,170,350
 75,000   Univision Communications, Inc. (Class A)* +                                                     2,546,250

Medical 20.46%                                                                                           32,918,510
 32,000   Aetna, Inc.                                                                                     1,837,120
 24,000   Barr Laboratories, Inc.*                                                                        1,842,480
 35,000   Biogen, Inc.* +                                                                                 1,416,450
 83,000   Biovail Corp. (Canada)*                                                                         1,996,150
117,500   Caremark Rx, Inc.*                                                                              2,943,375
 57,000   Cephalon, Inc. +                                                                                2,676,720
 73,000   Community Health Systems, Inc.* +                                                               1,753,460
 78,500   Edwards Lifesciences Corp.*                                                                     2,276,500
 28,000   Gilead Sciences, Inc.*                                                                          1,528,240
112,000   Health Management Associates, Inc. (Class A)                                                    2,480,800
 75,000   IDEC Pharmaceuticals Corp.*                                                                     2,634,750
 41,000   Invitrogen Corp.*                                                                               2,607,190
 60,000   King Pharmaceuticals, Inc.*                                                                       804,000
138,000   Millennium Pharmaceuticals, Inc.*                                                               2,196,960
 61,500   Zimmer Holdings, Inc.*                                                                          3,924,315

Oil & Gas 4.28%                                                                                           6,891,900
 39,000   Nabors Industries Ltd. (Bermuda)*                                                               1,474,200
 55,000   Patterson-UTI Energy, Inc.*                                                                     1,572,450
 90,000   Pride International, Inc.* +                                                                    1,474,200
 99,000   Rowan Cos., Inc. +                                                                              2,371,050

Paper & Paper Products 1.07%                                                                              1,720,500
111,000   Smurfit-Stone Container Corp.*                                                                  1,720,500

Retail 9.32%                                                                                             15,000,236
 79,000   Dollar Tree Stores, Inc.*                                                                       3,016,220
 55,200   Fastenal Co. +                                                                                  2,454,744
 97,500   Linens 'n Things, Inc.*                                                                         2,878,200
 52,400   Panera Bread Co.* +                                                                             2,108,052
 49,000   Talbots, Inc. (The)                                                                             1,610,630
 83,000   Williams-Sonoma, Inc.* +                                                                        2,932,390

Telecommunications 0.94%                                                                                  1,512,000
 48,000   UTStarcom, Inc.* +                                                                              1,512,000

Textile 1.51%                                                                                             2,426,148
 68,400   Coach, Inc.*                                                                                    2,426,148

                                                                        INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                          RATE      (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 28.91%                                                                           $46,505,078
(Cost $46,505,078)

Joint Repurchase Agreement 0.74%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 10-31-03,
due 11-03-03 (Secured by U.S. Treasury Inflation
Indexed Bond 3.625% due 04-15-28, U.S. Treasury
Inflation Indexed Note 1.875% due 07-15-13)                                1.020%        $1,185           1,185,000

                                                                                         SHARES
Cash Equivalents 28.17%
AIM Cash Investment Trust **                                                         45,320,078          45,320,078

TOTAL INVESTMENTS 126.24%                                                                              $203,100,435

OTHER ASSETS AND LIABILITIES, NET (26.24%)                                                             ($42,220,958)

TOTAL NET ASSETS 100.00%                                                                               $160,879,477

 * Non-income producing security.

** Represents investment of security lending collateral.

 + All or a portion of this security is on loan as of October 31, 2003.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $176,753,766),
  including $43,808,340 of securities loaned        $203,100,435
Cash                                                          52
Receivable for investments sold                        6,545,346
Receivable for shares sold                               102,949
Dividends and interest receivable                          5,091
Other assets                                              24,726

Total assets                                         209,778,599

LIABILITIES
Payable for investments purchased                      3,177,944
Payable for shares repurchased                            98,559
Payable for securities on loan                        45,320,078
Payable to affiliates
  Management fee                                         112,827
  Distribution and service fee                             6,923
  Other                                                  104,088
Other payables and accrued expenses                       78,703

Total liabilities                                     48,899,122

NET ASSETS
Capital paid-in                                      245,054,431
Accumulated net realized loss on investments        (110,500,814)
Net unrealized appreciation of investments            26,346,669
Accumulated net investment loss                          (20,809)

Net assets                                          $160,879,477

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($106,563,270 [DIV] 12,641,251 shares)             $8.43
Class B ($48,033,109 [DIV] 6,206,413 shares)               $7.74
Class C ($3,223,268 [DIV] 416,361 shares)                  $7.74
Class I ($3,059,830 [DIV] 358,147 shares)                  $8.54

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($8.43 [DIV] 95%)                                $8.87
Class C ($7.74 [DIV] 99%)                                  $7.82

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign taxes withholding of $17,085)              $376,316
Securities lending                                                     80,749
Interest                                                               55,727

Total investment income                                               512,792

EXPENSES
Investment management fee                                           1,121,680
Class A distribution and service fee                                  271,246
Class B distribution and service fee                                  436,265
Class C distribution and service fee                                   27,391
Class A, B and C transfer agent fee                                 1,006,110
Class I transfer agent fee                                              7,647
Registration and filing fee                                            60,976
Accounting and legal services fee                                      50,347
Printing                                                               27,591
Custodian fee                                                          26,357
Auditing fee                                                           21,700
Miscellaneous                                                          10,868
Trustees' fee                                                           8,464
Interest                                                                3,095
Legal fee                                                               2,369

Total expenses                                                      3,082,106

Net investment loss                                                (2,569,314)

REALIZED AND UNREALIZED GAIN
Net realized gain on investments                                   16,717,797
Change in unrealized appreciation
  (depreciation) of investments                                    23,244,385

Net realized and unrealized gain                                   39,962,182

Increase in net assets from operations                            $37,392,868

See notes to
financial statements.



CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                          YEAR          YEAR
                                                         ENDED         ENDED
                                                      10-31-02      10-31-03
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment loss                                ($3,202,072)  ($2,569,314)
Net realized gain (loss)                           (24,492,579)   16,717,797
Change in net unrealized
  appreciation (depreciation)                          791,079    23,244,385
Increase (decrease) in net assets
  resulting from operations                        (26,903,572)   37,392,868

From Fund share transactions                       (25,804,343)  (13,076,268)

NET ASSETS
Beginning of period                                189,270,792   136,562,877

End of period 1                                   $136,562,877  $160,879,477

1 Includes accumulated net investment loss of $20,674 and $20,809, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

FINANCIAL HIGHLIGHTS

PERIOD ENDED                                          10-31-99    10-31-00    10-31-01    10-31-02    10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.11      $12.85      $16.03       $7.66       $6.47
Net investment loss 1                                    (0.12)      (0.17)      (0.12)      (0.11)      (0.11)
Net realized and unrealized
  gain (loss) on investments                              3.86        4.23       (7.48)      (1.08)       2.07
Total from
  investment operations                                   3.74        4.06       (7.60)      (1.19)       1.96
Less distributions
From net realized gain                                      --       (0.88)      (0.77)         --          --
Net asset value,
  end of period                                         $12.85      $16.03       $7.66       $6.47       $8.43
Total return 2 (%)                                       41.05       33.26      (49.87)     (15.54)      30.29

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $112        $176         $85         $85        $107
Ratio of expenses
  to average net assets (%)                               1.60        1.46        1.63        1.89        1.98
Ratio of net investment loss
  to average net assets (%)                              (1.14)      (1.08)      (1.13)      (1.52)      (1.62)
Portfolio turnover (%)                                     153         146         211         267 3       183

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-99    10-31-00    10-31-01    10-31-02    10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.72      $12.22      $15.08       $7.13       $5.98
Net investment loss 1                                    (0.18)      (0.27)      (0.18)      (0.16)      (0.15)
Net realized and unrealized
  gain (loss) on investments                              3.68        4.01       (7.00)      (0.99)       1.91
Total from
  investment operations                                   3.50        3.74       (7.18)      (1.15)       1.76
Less distributions
From net realized gain                                      --       (0.88)      (0.77)         --          --
Net asset value,
  end of period                                         $12.22      $15.08       $7.13       $5.98       $7.74
Total return 2 (%)                                       40.14       32.30      (50.24)     (16.13)      29.43

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $146        $241        $101         $46         $48
Ratio of expenses to
  average net assets (%)                                  2.23        2.16        2.33        2.56        2.67
Ratio of net investment loss to
  average net assets (%)                                 (1.77)      (1.78)      (1.83)      (2.20)      (2.31)
Portfolio turnover (%)                                     153         146         211         267 3       183

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-99    10-31-00    10-31-01    10-31-02    10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.72      $12.21      $15.07       $7.13       $5.99
Net investment loss 1                                    (0.19)      (0.27)      (0.18)      (0.16)      (0.15)
Net realized and unrealized
  gain (loss) on investments                              3.68        4.01       (6.99)      (0.98)       1.90
Total from
  investment operations                                   3.49        3.74       (7.17)      (1.14)       1.75
Less distributions
From net realized gain                                      --       (0.88)      (0.77)         --          --
Net asset value,
  end of period                                         $12.21      $15.07       $7.13       $5.99       $7.74
Total return 2 (%)                                       40.02       32.32      (50.21)     (15.99)      29.22

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 4        $5          $3          $2          $3
Ratio of expenses to
  average net assets (%)                                  2.30        2.16        2.33        2.58        2.68
Ratio of net investment loss to
  average net assets (%)                                 (1.82)      (1.80)      (1.83)      (2.21)      (2.32)
Portfolio turnover (%)                                     153         146         211         267 3       183

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          10-31-02 5  10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.16       $6.51
Net investment loss 1                                    (0.06)      (0.06)
Net realized and unrealized
  gain (loss) on investments                             (1.59)       2.09
Total from
  investment operations                                  (1.65)       2.03
Net asset value,
  end of period                                          $6.51       $8.54
Total return 2 (%)                                      (20.22) 6    31.18

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $3          $3
Ratio of expenses
  to average net assets (%)                               1.46 7      1.22
Ratio of net investment loss
  to average net assets (%)                              (1.00) 7    (0.85)
Portfolio turnover (%)                                     267 3       183

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Excludes merger activity.

4 Less than $500,000.

5 Class I shares began operations on 3-1-02.

6 Not annualized.

7 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Mid Cap Growth Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commit ment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2003, the Fund loaned securities having a market value of $43,808,340 collateralized by cash in the amount of $45,320,078. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $109,741,917 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2008 -- $2,538,691, October 31, 2009 --
$82,196,780 and October 31, 2010 -- $25,006,446. Availability of a
certain amount of loss carryforward, which was acquired on September 7, 2002, in a merger, may be limited in a given year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distri butions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2003, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2003, JH Funds received net up-front sales charges of $79,946 with regard to sales of Class A shares. Of this amount, $9,105 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $49,900 was paid as sales commissions to unrelated broker-dealers and $20,941 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2003, JH Funds received net up-front sales charges of $6,411 with regard to sales of Class C shares. Of this amount, $5,574 was paid as sales commissions to unrelated broker-dealers and $837 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2003, CDSCs received by JH Funds amounted to $78,271 for Class B shares and $403 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. Effective January 1, 2003, for Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Until January 1, 2003, for Class A, Class B and Class C shares, the Fund paid monthly transfer agent fees based on the number of shareholder accounts plus certain out-of-pocket expenses. Effective June 1, 2003, for Class I shares, the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Until June 1, 2003, for Class I shares, the Fund paid a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value plus certain out-of-pocket expenses attributable to Class I shares.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.04% of the average net asset value of the Fund.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganization and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                         YEAR ENDED 10-31-02           YEAR ENDED 10-31-03
                                      SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                               6,779,923     $53,607,931     2,334,794     $16,511,673
Repurchased                       (4,712,845)    (36,297,979)   (2,850,728)    (19,782,837)
Net increase (decrease)            2,067,078     $17,309,952      (515,934)    ($3,271,164)

CLASS B SHARES
Sold                                 951,215      $6,872,300       913,561      $6,171,951
Repurchased                       (7,448,783)    (53,300,949)   (2,400,880)    (15,429,942)
Net decrease                      (6,497,568)   ($46,428,649)   (1,487,319)    ($9,257,991)

CLASS C SHARES
Sold                                 138,670      $1,002,856       128,247        $829,129
Repurchased                         (170,318)     (1,164,263)     (122,444)       (789,063)
Net increase (decrease)              (31,648)      ($161,407)        5,803         $40,066

CLASS I SHARES 1
Shares sold                           41,324        $272,525       173,708      $1,227,046
Shares issued in reorganization      533,703       4,100,229            --              --
Shares reinvested                   (131,455)       (896,993)     (259,133)     (1,814,225)
Net increase (decrease)              443,572       $3,475,761      (85,425)      ($587,179)

NET DECREASE                      (4,018,566)    ($25,804,343)  (2,082,875)   ($13,076,268)

1 Class I shares began operations 3-1-02.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2003, aggregated $251,165,157 and $271,932,884, respectively.

The cost of investments owned on October 31, 2003, including short-term investments, for federal income tax purposes was $177,512,663. Gross unrealized appreciation and depreciation of investments aggregated $27,949,412 and $2,361,640, respectively, resulting in net unrealized appreciation of $25,587,772. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

NOTE E
Reclassification of accounts

During the year ended October 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $144, a decrease in accumulated net investment loss of $2,569,179 and a decrease in capital paid-in of $2,569,323. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting of net operating loss and deferred compensa tion. The calculation of net investment loss per share in the Fund's Financial Highlights excludes these adjustments.

NOTE F
Reorganization

On May 29, 2002, the shareholders of the John Hancock Medium Capitalization Growth Fund ("Medium Capitalization Growth Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Medium Capitalization Growth Fund in exchange solely for Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 533,703 Class I shares of the Fund for the net assets of the Medium Capitalization Growth Fund, which amounted to $4,100,229, including $120,950 of unrealized appreciation, after the close of business on June 7, 2002.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors


To the Board of Trustees and Shareholders of John Hancock Mid Cap Growth Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Mid Cap Growth Fund (the "Fund") at October 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2003.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1996                21
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         1996                21
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1996                21
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance); Trustee, Hudson City Savings Bank (since 1995);
Director, Hudson City Bancorp (since 1999); Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              1993                21
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).

William F. Glavin, 2 Born: 1932                                                             1993                21
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore, 2 Born: 1939                                                                 1993                29
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         1993                29
Executive Director, Council for International Exchange of Scholars (since
1998); Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John W. Pratt, Born: 1931                                                                   1993                21
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                51
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC (Subsidiaries, LLC), Hancock
Natural Resource Group, Independence Investment LLC, Declaration
Management Research LLC, John Hancock Advisers, LLC (the "Adviser"),
The Berkeley Financial Group, LLC ("The Berkeley Group"), John Hancock
Funds, LLC ("John Hancock Funds") and Massachusetts Business Development
Corporation; Director, John Hancock Insurance Agency, Inc. ("Insurance
Agency, Inc.") (until 1999).

Maureen Ford Goldfarb, Born: 1955                                                           2000                51
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director, President and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1993
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1993
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1993
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



FOR YOUR
INFORMATION


INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110



HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                               1-800-225-5291

On the Fund's Web site                 www.jhfunds.com/proxy

On the SEC's Web site                  www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Mid Cap Growth Fund.


3900A 10/03
      12/03






John Hancock
International
Fund

ANNUAL REPORT

10.31.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 16

Trustees & officers
page 33

For your information
page 37

Dear Fellow Shareholders,

The stock market has made a strong recovery in 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would begin to strengthen, which it did. The market's move up began in April and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains year-to-date through October 31. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 45.22% through October, while the Dow Jones Industrial Average was up 19.82% and the Standard & Poor's 500 Index returned 21.19%. With falling interest rates, bonds also did well, although they began to reverse course in July. High yield bonds led the pack, returning 24.23% through October, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of October 31, 2003. They are subject to change at any time.




YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
normally investing
at least 80% of its
assets in stocks of
foreign companies.

Over the last twelve months

* Non-U.S. stocks posted strong gains after struggling through several tough years.

* The Fund posted strong absolute returns, but its growth focus hurt relative returns, as value stocks outperformed.

* The Fund's utilities holdings and slight overweight in technology helped performance.

[Bar chart with heading "John Hancock International Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2003." The chart is scaled in increments of 10% with 0% at the bottom and 30% at the top. The first bar represents the 21.76% total return for Class A. The second bar represents the 20.79% total return for Class B. The third bar represents the 20.79% total return for Class C. The fourth bar represents the 23.05% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.1%   HSBC Holdings Plc
 1.9%   Mitsubishi Tokyo Financial Group, Inc.
 1.3%   Vodafone Group Plc
 1.3%   BHP Billiton Plc
 1.2%   GlaxoSmithKline Plc
 1.1%   Canadian National Railway Co.
 1.1%   Henderson Land Development Co., Ltd.
 1.1%   Total Fina SA
 1.0%   Ito-Yokado Co., Ltd.
 1.0%   Hoya Corp.

As a percentage of net assets on October 31, 2003.


MANAGERS'
REPORT

BY HORACIO A. VALEIRAS, CFA, FOR THE NICHOLAS-APPLEGATE CAPITAL
MANAGEMENT PORTFOLIO MANAGEMENT TEAM

John Hancock
International Fund

Upon shareholder approval, John Hancock Global Fund and John Hancock European Equity Fund were merged into John Hancock International Fund at the close of business on May 9, 2003, and John Hancock Pacific
Basin Equities Fund was merged into the International Fund on September 26, 2003.

Investors in international equities were well rewarded during the 12 months ended October 31, 2003. Following a disappointing few years, non-U.S. stock markets posted strong increases this reporting period. The sharp appreciation of foreign currencies added to equity gains for U.S.-based investors by substantially boosting returns in dollar terms.

During the first several months of the fiscal year, international stock prices fell due to concerns about war and weakness in the global economy. The tide turned in April, however, as investors cheered the end of major military conflict in Iraq. Stimulative monetary policies pursued by central banks worldwide contributed to positive market sentiment, as did the diminishing threat of severe acute respiratory syndrome (SARS).

"This period's gains were
 broadly based, with
 stocks in nearly every
 country registering
 steep price increases."

The rally extended through the end of October, fueled by positive economic and earnings reports from the United States and around the world.

This period's gains were broadly based, with stocks in nearly every country registering steep price increases. Among developed markets, Japan was a notable bright spot amid signs that the government was getting serious about long-awaited banking reforms. In addition, economic conditions in Japan improved -- exports rose strongly, industrial production began to recover and trends in consumer confidence and income growth pointed to a rebound in domestic spending. Similarly, in Europe, mounting evidence of economic improvement helped send stock prices higher throughout the region. Emerging-market equities also turned in impressive returns, with numerous countries posting gains in excess of 50%.

Investment performance among economic sectors was strong across the board, with technology companies leading the way. Evidence of a revival in corporate IT spending buoyed prices of technology stocks, many of which had been trading at severely depressed levels. Additionally, a number of global technology bellwethers, including Nokia and Intel, stated that their businesses were improving -- the first significantly upbeat comments from major companies such as these in several years. Stocks in the economically sensitive transportation and producers/manufacturing sectors also did particularly well given investors' expectations for a pickup in GDP growth.

FUND PERFORMANCE EXPLAINED

For the 12 months ended October 31, 2003, John Hancock International Fund's Class A, Class B, Class C and Class I shares gained 21.76%, 20.79%, 20.79% and 23.05%, respectively, at net asset value. During the same period, the average international fund returned 24.51%, according to Lipper, Inc.,1 while the benchmark MSCI All Country World Free Ex-U.S. Index advanced 30.40%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

"A modest overweight
 in technology compa-
 nies compared with
 the benchmark was
 another plus."

The Fund participated in this period's market rally, with holdings in the majority of countries and sectors posting strong, double-digit returns. Compared with its peers and benchmark, however, the Fund trailed. One reason for the underperformance was investors' preference for value stocks over growth stocks. This hurt the Fund's relative performance since its holdings were concentrated in companies with higher growth expectations. In contrast, the Fund's peer group includes value-oriented, growth-oriented and style-neutral funds, and its benchmark contains both value and growth stocks. Another unfavorable influence was disappointing security selection among companies in Japan and in the consumer durables sector.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Banks--foreign 14%, the second is Electronics 12%, the third Telecommunications 10%, the fourth Oil & gas 9%, and the fifth Transportation 5%.]

On a positive note, select positions in France and Switzerland favorably impacted performance versus the MSCI All Country World Free Ex-U.S. Index. From a sector perspective, the Fund's utilities holdings, which rose by approximately 40%, boosted relative results. A modest overweight in technology companies compared with the benchmark was another plus.

[Bar chart at middle of page with heading "Top five countries As a percentage of net assets on 10-31-03." The chart is divided into five sections: Japan 22%, United Kingdom 14%, Taiwan 8%, South Korea 6% and Hong Kong 6%.]

Among the best-performing stocks were Endesa SA, a Spanish electric utility that benefited from financial restructuring; JC Decaux, a French advertiser that gained amid acceleration in free cash-flow growth; and Credit Suisse Group, a Swiss financial services firm that advanced on strength in its equity and private banking units. Decliners included Prudential Plc, a U.K. insurer that announced disappointing sales; Sony, a Japanese electronics manufacturer that suffered from declining profits; and Yamato Transport, a Japanese parcel delivery company that experienced sluggish volume growth and unfavorable pricing trends. We sold all three stocks.

FUND MOVES

During the period, our stock-by-stock analysis of companies' fundamental prospects resulted in some changes in the Fund's country and sector weightings. We decreased holdings in developed European countries, particularly Italy and the United Kingdom, and increased holdings in Taiwan and Japan, where we identified better opportunities. By sector, we reduced positions in utilities and non-cyclical consumer goods stocks, and increased the Fund's weighting in general industrial and cyclical services companies.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is JC Decaux followed by an up arrow with the phrase "Stock boosted by free cash-flow growth." The second listing is Credit Suisse Group followed by an up arrow with the phrase "Strength in equity and private banking units." The third listing is Prudential Pic followed by a down arrow with the phrase "Disappointing sales."]

"The upturn in economic and
 earnings growth world
 wide, along with the more
 stable geopolitical back
 drop, inspire confidence in
 the future."

OUTLOOK

The upturn in economic and earnings growth worldwide, along with the more stable geopolitical backdrop, inspire confidence in the future. We find the recent improvement in the U.S. employment market especially encouraging given that we believe this has been a key risk to a sustained global recovery. We are also optimistic that corporations, which have held back spending for the past several years, will once again make a contribution to global growth. In particular, we are excited about the investment potential of many Asian companies that are leveraged to a cyclical resurgence in economic activity.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2003

                              Class A      Class B      Class C      Class I 1
Inception date                 1-3-94       1-3-94       6-1-98       3-1-02

Average annual returns with maximum sales charge (POP)
One year                        15.64%       15.79%       18.56%       23.05%
Five years                      -6.95%       -7.02%       -6.85%          --
Since inception                 -3.07%       -3.12%       -7.88%        1.16%

Cumulative total returns with maximum sales charge (POP)
One year                        15.64%       15.79%       18.56%       23.05%
Five years                     -30.26%      -30.50%      -29.88%          --
Since inception                -26.36%      -26.77%      -35.89%        1.94%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the MSCI All Country World Free Ex-U.S. Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $11,834 as of October 31, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund, before sales charge, and is equal to $7,753 as of October 31, 2003. The third line represents the value of the same hypothetical investment made in the John Hancock International Fund, after sales charge, and is equal to $7,364 as of October 31, 2003.

              Cum Value of $10K    Cum Value of $10K   MSCI All Country World
Plot Date              (No Load)             (w/Load)      Ex-U.S. Free Index

1/3/94                  $10,000               $9,500                  $10,000
4/30/1994                 9,600                9,117                   10,595
10/31/1994               10,176                9,665                   11,230
4/30/1995                 9,505                9,027                   11,115
10/31/1995                9,672                9,185                   11,021
4/30/1996                10,551               10,020                   12,474
10/31/1996               10,337                9,817                   12,185
4/30/1997                10,659               10,123                   12,581
10/31/1997               10,005                9,501                   12,779
4/30/1998                11,669               11,082                   14,612
10/31/1998               10,565               10,034                   13,403
4/30/1999                12,004               11,401                   15,704
10/31/1999               13,132               12,471                   16,789
4/30/2000                13,846               13,150                   18,199
10/31/2000               11,799               11,205                   16,440
4/30/2001                 9,763                9,273                   15,063
10/31/2001                7,716                7,328                   12,342
4/30/2002                 7,978                7,577                   13,374
10/31/2002                6,367                6,047                   10,997
4/30/2003                 6,367                6,047                   11,336
10/31/2003                7,753                7,364                   14,340

                                    Class B 1    Class C 1    Class I 2
Period beginning                     1-3-94       6-1-98       3-1-02
Without sales charge                 $7,323       $6,473      $10,194
With maximum sales charge            $7,323       $6,411      $10,194
Index                               $14,340       $9,998      $11,247

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of October 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index is an unmanaged index of freely traded stocks of foreign companies.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2003

This schedule is divided into five main categories: common stocks, preferred stocks, rights, securities-linked warrants and bonds, all of which are further broken down by country.

SHARES      ISSUER                                                                                              VALUE
COMMON STOCKS 95.17%                                                                                      $92,191,334
(Cost $76,208,594)

Australia 2.40%                                                                                             2,327,928
   59,800   BHP Billiton Plc (Diversified Operations)                                                         497,294
   13,800   Commonwealth Bank of Australia (Banks -- Foreign)                                                 269,275
   65,000   News Corp., Ltd. (The) (Media)                                                                    578,817
   59,000   Publishing & Broadcasting Ltd. (Media)                                                            504,456
   18,900   Rio Tinto Ltd. (Diversified Operations)                                                           478,086

Belgium 0.40%                                                                                                 386,308
   16,500   Interbrew SA (Beverages)                                                                          386,308

Brazil 1.47%                                                                                                1,424,411
    8,100   Aracruz Celulose SA, American Depositary Receipts (ADR)
            (Paper & Paper Products)                                                                          227,610
   13,900   Companhia de Bebidas das Americas (ADR) (Beverages)                                               294,680
   16,500   Petroleo Brasileiro SA (ADR) (Oil & Gas)                                                          387,750
   36,300   Tele Norte Leste Participacoes SA (ADR) (Telecommunications)                                      514,371

Canada 4.48%                                                                                                4,336,836
   10,000   Alcan, Inc. (Metal)                                                                               399,300
   18,100   Canadian National Railway Co. (Transportation)                                                  1,089,620
   18,200   Cott Corp.* (Beverages)                                                                           474,110
   18,300   EnCana Corp. (Oil & Gas)                                                                          628,971
    2,900   Magna International, Inc. (Class A) (Automobiles/Trucks)                                          232,629
    6,500   Petro-Canada (Oil & Gas)                                                                          262,012
   15,000   Precision Drilling Corp.* (Oil & Gas)                                                             590,700
    7,600   Talisman Energy, Inc. (Oil & Gas)                                                                 370,880
   13,250   WestJet Airlines Ltd.* (Transportation)                                                           288,614

China 1.09%                                                                                                 1,058,682
  120,000   BYD Co., Ltd. (Electronics)                                                                       312,915
  594,000   Jiangsu Expressway Co., Ltd. (H Shares) (Transportation)                                          298,312
  348,000   Shangri-La Asia Ltd. (Leisure)                                                                    333,853
  401,000   Sinopec Shanghai Petrochemical Co., Ltd.* (Chemicals)                                             113,602

Denmark 1.60%                                                                                               1,547,192
       73   A.P. Moeller-Maersk AS (Transportation)                                                           573,082
   11,000   Novo Nordisk AS (Medical)                                                                         395,649
   18,000   TDC AS (Telecommunications)                                                                       578,461

Finland 1.78%                                                                                               1,724,184
   49,400   Nokia Oyj (ADR) (Telecommunications)                                                              839,306
   37,400   Stora Enso Oyj (R shares) (Paper & Paper Products)                                                508,684
   20,100   UPM-Kymmene Oyj (Paper & Paper Products)                                                          376,194

France 5.55%                                                                                                5,372,522
   35,000   Alcatel SA* (Telecommunications)                                                                  461,800
   20,600   Axa SA (Insurance)                                                                                390,342
    8,100   Cap Gemini SA* (Computers)                                                                        408,192
   10,000   Cie. de Saint-Gobain SA (Building)                                                                421,869
   38,900   JC Decaux SA* (Advertising)                                                                       572,498
    7,800   LVMH Moet Hennessy-Louis Vuitton SA (Diversified Operations)                                      539,060
    6,200   Renault SA (Automobiles/Trucks)                                                                   410,104
    8,200   Societe Generale SA (Banks -- Foreign)                                                            609,123
   24,600   Thomson SA (Electronics)                                                                          518,184
    6,700   Total Fina SA (Oil & Gas)                                                                       1,041,350

Germany 4.05%                                                                                               3,926,405
   12,200   BASF AG (Chemicals)                                                                               560,206
   14,300   Bayerische Motoren Werke AG (Automobiles/Trucks)                                                  573,516
    3,100   Continental AG (Rubber -- Tires & Misc.)                                                          105,589
   22,500   Deutsche Post AG (Transportation)                                                                 435,499
    3,600   Medion AG (Business Services -- Misc.)                                                            160,661
    7,700   Metro AG (Retail)                                                                                 312,397
    5,500   SAP AG (Computers)                                                                                797,296
    9,000   Siemens AG (Diversified Operations)                                                               604,729
   29,100   T-Online International AG* (Computers)                                                            376,512

Hong Kong 5.89%                                                                                             5,709,330
  458,000   BOC Hong Kong Holdings Ltd. (Banks -- Foreign)                                                    793,245
   98,000   Cheung Kong Holdings Ltd. (Real Estate Operations)                                                817,119
  572,000   China Unicom Ltd. (Telecommunications)                                                            537,698
  100,300   CLP Holdings Ltd. (Utilities)                                                                     453,344
  416,500   CNOOC Ltd. (Oil & Gas)                                                                            785,728
  574,500   Dickson Concepts International Ltd. (Retail)                                                      299,616
  254,000   Henderson Land Development Co., Ltd. (Real Estate Operations)                                   1,066,279
   57,000   Hutchison Whampoa Ltd. (Diversified Operations)                                                   442,233
  952,000   Sino Land Co., Ltd. (Real Estate Operations)                                                      496,491
   78,000   Tingyi Holding Corp. (Food)                                                                        17,577

Indonesia 0.88%                                                                                               856,411
4,625,000   PT Bank Pan Indonesia Tbk (Banks -- Foreign)                                                      152,416
5,255,500   PT Bentoel Internasional Investama Tbk* (Tobacco)                                                  55,669
3,030,500   PT Perusahaan Perkebunan London Sumatra
            Indonesia Tbk* (Agricultural Operations)                                                          356,676
  413,000   PT Telekomunikasi Indonesia (Telecommunications)                                                  291,650

Israel 0.13%                                                                                                  128,500
    2,000   Taro Pharmaceutical Industries Ltd.* (Medical)                                                    128,500

Italy 1.12%                                                                                                 1,088,631
   33,900   ENI SpA (Oil & Gas)                                                                               538,320
   39,684   Fiat SpA* (Automobiles/Trucks)                                                                    310,932
  175,000   Impregilo SpA (Building)                                                                          112,093
   12,600   Mediaset SpA (Media)                                                                              127,286

Japan 21.58%                                                                                               20,904,563
    4,000   Advantest Corp. (Electronics)                                                                     297,994
   68,000   Asahi Glass Co., Ltd. (Building)                                                                  536,899
  116,000   Asahi Kasei Corp. (Chemicals)                                                                     552,909
  143,000   Bank of Yokohama, Ltd. (Banks -- Foreign)                                                         617,865
   11,000   Canon, Inc. (Office)                                                                              532,315
   19,300   Capcom Co., Ltd. (Computers)                                                                      249,293
   38,000   Chugai Pharmaceutical Co., Ltd. (Medical)                                                         541,302
   45,000   Dai Nippon Printing Co., Ltd. (Printing -- Commercial)                                            695,047
       93   Dentsu, Inc. (Advertising)                                                                        418,747
      169   East Japan Railway Co. (Transportation)                                                           765,561
    1,800   Fanuc Ltd. (Electronics)                                                                          108,228
    1,700   Funai Electric Co., Ltd. (Electronics)                                                            226,543
    5,500   Hogy Medical Co., Inc. (Medical)                                                                  269,659
   10,700   Hoya Corp. (Electronics)                                                                          968,436
   27,000   Ito-Yokado Co., Ltd. (Retail)                                                                     992,223
   22,000   Kao Corp. (Cosmetics & Personal Care)                                                             452,267
      160   KDDI Corp. (Telecommunications)                                                                   868,877
    1,650   Keyence Corp. (Electronics)                                                                       362,914
   10,800   Kyocera Corp. (Electronics)                                                                       650,348
   31,800   Matsui Securities Co., Ltd. (Broker Services)                                                     763,651
   71,000   Matsushita Electric Industrial Co., Ltd. (Electronics)                                            935,817
       51   Millea Holdings, Inc.* (Insurance)                                                                607,723
   65,000   Mitsubishi Estate Co., Ltd. (Real Estate Operations)                                              623,186
      256   Mitsubishi Tokyo Financial Group, Inc. (Banks -- Foreign)                                       1,839,633
   14,500   Murata Manufacturing Co., Ltd. (Electronics)                                                      824,351
   44,000   Nomura Holdings, Inc. (Broker Services)                                                           755,647
   38,000   Sega Corp.* (Leisure)                                                                             420,667
    9,600   Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                          357,157
    5,800   SMC Corp. (Machinery)                                                                             697,994
   75,000   Sumitomo Corp. (Diversified Operations)                                                           520,535
  113,000   Sumitomo Trust & Banking Co., Ltd. (Banks -- Foreign)                                             631,118
  134,000   Tokyo Gas Co., Ltd. (Utilities)                                                                   459,526
   27,200   Toyota Motor Corp. (Automobiles/Trucks)                                                           774,421
      137   UFJ Holdings, Inc. (Banks -- Foreign)                                                             585,710

Malaysia 0.88%                                                                                                847,926
  172,700   New Straits Times Press Berhad (Media)                                                            188,152
   55,000   Perusahaan Otomobil Nasional Berhad (Automobiles/Trucks)                                          117,237
   50,600   Resorts World Berhad (Leisure)                                                                    146,474
  187,000   Road Builder (M) Holdings Berhad (Building)                                                       194,874
   83,100   Telekom Malaysia Berhad (Telecommunications)                                                      201,189

Mexico 0.51%                                                                                                  496,366
  178,000   Wal-Mart de Mexico SA de CV (Retail)                                                              496,366

Netherlands 3.23%                                                                                           3,126,544
   34,300   ASML Holding NV (NY Reg Shares)* (Electronics)                                                    601,965
   46,000   ING Groep NV (Insurance)                                                                          955,058
   17,700   Royal Philips Electronics NV (Electronics)                                                        477,161
   15,300   Royal Philips Electronics NV (NY Reg Shares) (Electronics)                                        410,652
   14,600   STMicroelectronics NV (Electronics)                                                               388,668
   11,000   STMicroelectronics NV (NY Reg Shares) (Electronics)                                               293,040

Norway 0.86%                                                                                                  829,043
   39,000   Statoil ASA (Oil & Gas)                                                                           366,725
   84,923   Telenor ASA (Telecommunications)                                                                  462,318

Philippine Islands 0.32%                                                                                      313,647
2,409,000   Ayala Corp. (Diversified Operations)                                                              222,108
  779,000   Ayala Land, Inc. (Real Estate Operations)                                                          91,539

Portugal 0.42%                                                                                                402,591
   47,900   Portugal Telecom SGPS SA (Telecommunications)                                                     402,591

Russia 2.05%                                                                                                1,988,746
   16,400   Gazprom (ADR) (Oil & Gas)                                                                         393,600
   11,800   Lukoil (ADR) (Oil & Gas)                                                                          953,440
    7,700   VimpelCom* (ADR) (Telecommunications)                                                             501,270
    3,107   YUKOS (ADR) (Oil & Gas)                                                                           140,436

Singapore 1.53%                                                                                             1,484,184
   75,000   City Developments, Ltd. (Real Estate Operations)                                                  260,634
   56,000   DBS Group Holdings Ltd. (Banks -- Foreign)                                                        459,979
  140,000   Keppel Corp., Ltd. (Diversified Operations)                                                       478,474
  299,000   Singapore Exchange Ltd. (Finance)                                                                 285,097

South Korea 5.43%                                                                                           5,264,073
   22,900   Hana Bank (Banks -- Foreign)                                                                      398,597
    4,440   Hyundai Department Store Co., Ltd. (Retail)                                                       112,360
   10,000   Kookmin Bank (Banks -- Foreign)                                                                   365,019
   16,260   Korean Air Co., Ltd. (Transportation)                                                             217,075
   16,370   LG Chem Ltd. (Chemicals)                                                                          657,013
   12,850   LG Electronics, Inc. (Electronics)                                                                665,572
    2,900   POSCO (Steel)                                                                                     338,150
    1,500   Samsung Electronics Co., Ltd. (Electronics)                                                       595,691
      800   Samsung Electronics Co., Ltd., Global Depositary
            Receipts (GDR) (Electronics) (R)                                                                  158,851
   90,000   Samsung Heavy Industries Co., Ltd. (Building)                                                     416,730
   16,150   Shinhan Financial Group Co., Ltd. (Finance)                                                       231,981
      780   Shinsegae Co., Ltd. (Retail)                                                                      156,527
    4,000   SK Telecom Co., Ltd. (Telecommunications)                                                         706,379
   33,020   Sangyong Motor Co. * (Automobiles/Trucks)                                                         244,128

Spain 0.61%                                                                                                   586,180
      191   Antena 3 Television SA* (Media)                                                                     6,239
   46,624   Telefonica SA* (Telecommunications)                                                               579,941

Sweden 2.26%                                                                                                2,189,743
    7,900   Elekta AB (B Shares)* (Medical)                                                                   156,970
  552,000   Ericsson (LM) Telefonaktiebolaget AB (B Shares)*
            (Telecommunications)                                                                              948,204
   94,400   Nordea AB (Banks -- Foreign)                                                                      585,700
   41,400   Skandinaviska Enskilda Banken AB (A Shares)
            (Banks -- Foreign)                                                                                498,869

Switzerland 4.69%                                                                                           4,537,552
    1,200   Actelion Ltd.* (Medical)                                                                          114,127
   11,100   Adecco SA (Business Services -- Misc)                                                             654,604
   26,000   Credit Suisse Group (Banks -- Foreign)                                                            916,089
    2,400   Nestle SA (Food)                                                                                  528,401
   19,773   Novartis AG (Medical)                                                                             753,694
    6,900   Roche Holding AG (Medical)                                                                        570,974
      150   SGS Societe Generale de Surveillance Holding SA
            (Business Services -- Misc.)                                                                       84,697
   14,900   UBS AG (Banks -- Foreign)                                                                         914,966

Taiwan 4.05%                                                                                                3,924,982
    3,274   Acer, Inc. (GDR) (Computers)                                                                       24,490
  481,800   Advanced Semiconductor Engineering, Inc.* (Electronics)                                           446,702
    9,250   Asustek Computer, Inc. (Computers)                                                                 22,053
  725,000   Cheng Loong Corp. (Paper & Paper Products)                                                        247,535
   30,000   China Steel Corp. (GDR) (Steel)                                                                   487,500
   28,000   Chunghwa Telecom Co., Ltd. (ADR) (Telecommunications)                                             433,440
  906,705   Eva Airways Corp.* (Transportation)                                                               384,299
  207,000   Fubon Financial Holding Co., Ltd. (Finance)                                                       218,119
  184,000   Giant Manufacturing Co., Ltd. (Manufacturing)                                                     238,293
   14,100   Largan Precision Co., Ltd. (Leisure)                                                              150,649
      810   Nanya Technology Corp.* (Electronics)                                                                 515
  399,000   Phihong Technology Co., Ltd. (Utilities)                                                          209,042
  348,000   Phoenix Precision Technology Corp.* (Electronics)                                                 254,022
  169,280   Taiwan Semiconductor Manufacturing Co. Ltd.* (Electronics)                                        333,827
  267,000   Taiwan Styrene Monomer Corp. (Chemicals)                                                          231,046
  392,000   Yuanta Core Pacific Securities Co.* (Finance)                                                     243,450

Thailand 0.32%                                                                                                311,859
  648,000   United Securities Pcl * (Broker Services)                                                         311,859

United Kingdom 14.38%                                                                                      13,928,142
   43,700   BAA Plc (Transportation)                                                                          345,572
   80,798   Barclays Plc (Banks -- Foreign)                                                                   681,441
   36,000   Berkeley Group Plc (Building)                                                                     466,120
   10,600   BG Group Plc (Oil & Gas)                                                                           48,342
  159,975   BHP Billiton Plc (Metal)                                                                        1,256,231
  133,000   BP Plc (Oil & Gas)                                                                                923,094
   72,400   British Airways Plc* (Transportation)                                                             255,548
   76,300   British Sky Broadcasting Group Plc* (Media)                                                       828,658
   11,300   Carnival Plc (Leisure)                                                                            390,224
   42,500   George Wimpey Plc (Building)                                                                      235,835
   55,200   GlaxoSmithKline Plc (Medical)                                                                   1,182,141
  136,000   HSBC Holdings Plc (Banks -- Foreign)                                                            2,042,458
   48,000   Imperial Tobacco Group Plc (Tobacco)                                                              795,805
   31,949   Kingfisher Plc (Retail)                                                                           153,160
   38,500   Man Group Plc (Finance)                                                                           946,673
   28,300   Peninsular and Oriental Steam Navigation Co. (Transportation)                                     132,786
   19,100   Reckitt Benckiser Plc (Soap & Cleaning Preparations)                                              401,907
   28,419   Royal Bank of Scotland Group Plc (Banks -- Foreign)                                               761,486
  293,000   SkyePharma Plc* (Medical)                                                                         321,943
  124,400   Tesco Plc (Retail)                                                                                498,727
  600,000   Vodafone Group Plc (Telecommunications)                                                         1,259,991

United States 1.21%                                                                                         1,167,853
    3,410   Apache Corp. (Oil & Gas)                                                                          237,745
   28,800   GlobalSantaFe Corp. (Oil & Gas)                                                                   648,288
    6,000   Schlumberger Ltd. (Oil & Gas)                                                                     281,820

PREFERRED STOCKS 0.84%                                                                                       $810,126
(Cost $357,163)

Germany 0.10%                                                                                                  98,114
    200   Porsche AG (Automobiles/Trucks)                                                                      98,114

South Korea 0.74%                                                                                             712,012
    9,780   LG Household & Health Care Ltd.
            (Soap & Cleaning Preparations)             142,134
    2,870   Samsung Electronics Co., Ltd. (Electronics)                                                       569,878

RIGHTS 0.00%                                                                                                     $405
(Cost $0)

Sweden 0.00%
    7,900   Elekta AB* (Medical)                                                                                  405

SECURITIES-LINKED WARRANTS 4.12%                                                                           $3,988,683
(Cost $3,338,183)

India 0.42%                                                                                                   402,361
  115,000   Hindustan Lever Ltd.* + (Soap & Cleaning Preparations)                                             16,309
  100,095   Hindustan Lever Ltd.* # (Soap & Cleaning Preparations)                                            386,052

Taiwan 3.70%                                                                                                3,586,322
  553,000   Advanced Semiconductor Engineering* # (Electronics)                                               553,813
  605,000   Chinatrust Financial Holding Co., Ltd.* # (Banks -- Foreign)                                      605,889
  331,338   Formosa Plastics Corp.* # (Chemicals)                                                             507,799
  385,000   Fubon Financial Holding Co., Ltd.* # (Finance)                                                    406,217
   12,720   Nanya Technology Corp.* # (Electronics)                                                             8,098
  186,654   Quanta Computer, Inc.* # (Computers)                                                              508,856
  279,904   Taiwan Semiconductor Manufacturing Co., Ltd.* # (Electronics)                                     552,712
  483,245   United Microelectronics Corp.* # (Electronics)                                                    442,938


ISSUER, DESCRIPTION,                                                INTEREST   CREDIT        PAR VALUE
MATURITY DATE                                                           RATE   RATING**  (000s OMITTED)         VALUE
BONDS 0.02%                                                                                                   $22,038
(Cost $19,342)

France 0.02%
Axa SA (Insurance) Conv Bond, 12-21-04                                  Zero        A             $129         22,038

TOTAL INVESTMENTS 100.15%                                                                                 $97,012,586

OTHER ASSETS & LIABILITIES, NET (0.15%)                                                                     ($148,961)

TOTAL NET ASSETS 100.00%                                                                                  $96,863,625

  * Non-income producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisors,
    LLC, where Standard & Poor's ratings are not available.

  + Credit-linked warrant.

  # Equity-linked warrant.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $158,851 or 0.16% of net assets as of October 31, 2003.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

    See notes to
    financial statements


PORTFOLIO
CONCENTRATION

October 31, 2003
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.
                                     VALUE AS A PERCENTAGE
INVESTMENT DISTRIBUTION                      OF NET ASSETS
----------------------------------------------------------
Advertising                                           1.02%
Agricultural Operations                               0.37
Automobiles/Trucks                                    2.85
Banks -- Foreign                                     14.17
Beverages                                             1.19
Broker Services                                       1.89
Building                                              2.46
Business Services -- Misc.                            0.93
Chemicals                                             3.08
Computers                                             2.46
Cosmetics & Personal Care                             0.47
Diversified Operations                                3.90
Electronics                                          12.35
Finance                                               2.41
Food                                                  0.56
Insurance                                             2.04
Leisure                                               1.49
Machinery                                             0.72
Manufacturing                                         0.25
Media                                                 2.30
Medical                                               4.58
Metal                                                 1.71
Office                                                0.55
Oil & Gas                                             8.88
Paper & Paper Products                                1.40
Printing -- Commercial                                0.72
Real Estate Operations                                3.46
Retail                                                3.12
Rubber -- Tires & Misc.                               0.11
Soap & Cleaning Preparations                          0.98
Steel                                                 0.85
Telecommunications                                    9.90
Tobacco                                               0.88
Transportation                                        4.94
Utilities                                             1.16
Total Investments                                   100.15%

See notes to
financial statements



ASSETS AND
LIABILITIES

October 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $79,923,282)                           $97,012,586
Foreign cash at value (cost $2,749)                                     2,740
Receivable for investments sold                                     3,027,441
Receivable for shares sold                                             15,012
Dividends and interest receivable                                     184,168
Receivable from affiliates                                             70,127
Other assets                                                           13,742

Total assets                                                      100,325,816

LIABILITIES
Due to custodian                                                      290,187
Payable for investments purchased                                   2,727,933
Payable for shares repurchased                                         29,687
Payable to affiliates
Management fee                                                         90,792
Distribution and service fee                                            6,262
Other                                                                  70,737
Other payables and accrued expenses                                   246,593

Total liabilities                                                   3,462,191

NET ASSETS
Capital paid-in                                                   167,169,947
Accumulated net realized loss on investments,
  foreign currency transactions and options                       (87,374,091)
Net unrealized appreciation of investments and
  translation of assets and liabilities in foreign currencies      17,088,560
Accumulated net investment loss                                       (20,791)

Net assets                                                        $96,863,625

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($62,456,496 [DIV] 10,059,853 shares)                           $6.21
Class B ($30,181,474 [DIV] 5,197,222 shares)                            $5.81
Class C ($3,144,003 [DIV] 541,134 shares)                               $5.81
Class I ($1,081,652 [DIV] 171,677 shares)                               $6.30

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($6.21 [DIV] 95%)                                             $6.54
Class C ($5.81 [DIV] 99%)                                               $5.87

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

  See notes to
  financial statements



OPERATIONS

For the year ended
October 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $106,900)             $743,788
Interest                                                               10,763

Total investment income                                               754,551

EXPENSES
Investment management fee                                             373,514
Class A distribution and service fee                                   78,218
Class B distribution and service fee                                  123,321
Class C distribution and service fee                                   14,493
Class A, B and C transfer agent fee                                   438,132
Class I transfer agent fee                                              3,781
Custodian fee                                                         123,500
Registration and filing fee                                            70,319
Auditing fee                                                           48,790
Printing                                                               16,159
Accounting and legal services fee                                      12,077
Miscellaneous                                                           5,461
Interest                                                                1,392
Trustees' fee                                                           1,314
Legal fee                                                               1,211

Total expenses                                                      1,311,682
Less expense reductions                                              (224,393)

Net expenses                                                        1,087,289

Net investment loss                                                  (332,738)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                         3,428,490
Foreign currency transactions                                        (301,980)
Options                                                                 1,574
Change in net unrealized appreciation (depreciation) of
Investments                                                        10,775,829
Translation of assets and liabilities in foreign currencies              (196)

Net realized and unrealized gain                                   13,903,717

Increase in net assets from operations                            $13,570,979

See notes to
financial statements



CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                 YEAR          YEAR
                                                ENDED         ENDED
                                             10-31-02      10-31-03
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                         ($144,114)    ($332,738)
Net realized gain (loss)                   (2,546,024)    3,128,084
Change in net unrealized
  appreciation (depreciation)                  56,756    10,775,633
Increase (decrease) in net assets
  resulting from operations                (2,633,382)   13,570,979
From Fund share transactions                 (280,938)   71,228,289

NET ASSETS
Beginning of period                        14,978,677    12,064,357

End of period 1                           $12,064,357   $96,863,625

1 Includes accumulated net investment loss of $624 and $20,791, respectively.

See notes to
financial statements



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-99    10-31-00    10-31-01    10-31-02    10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
   beginning of period                                   $8.81      $10.95       $9.45       $6.18       $5.10
Net investment loss 1                                    (0.02)      (0.04)      (0.05)      (0.04)      (0.04)
Net realized and unrealized
  gain (loss) on investments                              2.16       (1.01)      (3.22)      (1.04)       1.15
Total from
  investment operations                                   2.14       (1.05)      (3.27)      (1.08)       1.11
Less distributions
From net realized gain                                      --       (0.45)         --          --          --
Net asset value,
  end of period                                         $10.95       $9.45       $6.18       $5.10       $6.21
Total return 2,3 (%)                                     24.29      (10.15)     (34.60)     (17.48)      21.76

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $7         $15          $8          $6         $62
Ratio of expenses
  to average net assets (%)                               1.96        1.88        2.23        2.38        2.45
Ratio of adjusted expenses
  to average net assets 4 (%)                             3.81        3.44        3.83        4.43        3.00
Ratio of net investment loss
  to average net assets (%)                              (0.20)      (0.43)      (0.65)      (0.68)      (0.63)
Portfolio turnover (%)                                     113         163         278         228 5       216 5

See notes to
financial statements



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-99    10-31-00    10-31-01    10-31-02    10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.55      $10.55       $9.04       $5.86       $4.81
Net investment loss 1                                    (0.09)      (0.12)      (0.10)      (0.08)      (0.07)
Net realized and unrealized
  gain (loss) on investments                              2.09       (0.94)      (3.08)      (0.97)       1.07
Total from
  investment operations                                   2.00       (1.06)      (3.18)      (1.05)       1.00
Less distributions
From net realized gain                                      --       (0.45)         --          --          --
Net asset value,
  end of period                                         $10.55       $9.04       $5.86       $4.81       $5.81
Total return 2,3 (%)                                     23.39      (10.65)     (35.18)     (17.92)      20.79

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $9         $12          $6          $5         $30
Ratio of expenses
  to average net assets (%)                               2.63        2.57        2.93        3.08        3.15
Ratio of adjusted expenses
  to average net assets 4 (%)                             4.48        4.13        4.53        5.13        3.70
Ratio of net investment loss
  to average net assets (%)                              (0.91)      (1.13)      (1.34)      (1.38)      (1.28)
Portfolio turnover (%)                                     113         163         278         228 5       216 5

See notes to
financial statements





FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-99    10-31-00    10-31-01    10-31-02    10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.55      $10.57       $9.05       $5.87       $4.81
Net investment loss 1                                    (0.10)      (0.11)      (0.10)      (0.08)      (0.06)
Net realized and unrealized
  gain (loss) on investments                              2.12       (0.96)      (3.08)      (0.98)       1.06
Total from
  investment operations                                   2.02       (1.07)      (3.18)      (1.06)       1.00
Less distributions
From net realized gain                                      --       (0.45)         --          --          --
Net asset value,
  end of period                                         $10.57       $9.05       $5.87       $4.81       $5.81
Total return 2,3 (%)                                     23.63      (10.72)     (35.14)     (18.06)      20.79

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 6        $1          $1          $1          $3
Ratio of expenses
  to average net assets (%)                               2.66        2.57        2.93        3.08        3.15
Ratio of adjusted expenses
  to average net assets 4 (%)                             4.51        4.13        4.53        5.13        3.70
Ratio of net investment loss
  to average net assets (%)                              (1.04)      (1.07)      (1.35)      (1.38)      (1.11)
Portfolio turnover (%)                                     113         163         278         228 5       216 5

See notes to
financial statements


FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          10-31-02 7  10-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $6.18       $5.12
Net investment gain (loss)1                              (0.01)       0.03
Net realized and unrealized
  gain (loss) on investments                             (1.05)       1.15
Total from
  investment operations                                  (1.06)       1.18
Net asset value,
  end of period                                          $5.12       $6.30
Total return 2,3 (%)                                    (17.15) 8    23.05

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $1
Ratio of expenses
  to average net assets (%)                               2.04 9      1.60
Ratio of adjusted expenses
  to average net assets 4 (%)                             4.09 9      2.15
Ratio of net investment income (loss)
  to average net assets (%)                              (0.34) 9      0.58
Portfolio turnover (%)                                     228 5        216 5

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Does not take into consideration expense reductions during the periods shown.

5 Excludes merger activity.

6 Less than $500,000.

7 Class I shares began operations on 3-1-02.

8 Not annualized.

9 Annualized.

See notes to
financial statements
`



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock International Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2003.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities. The Fund had no out standing written options during the year ended October 31, 2003.

Securities-linked warrants

The Fund may buy and sell securities-linked warrants. The Fund purchases the equity-linked and credit-linked warrants from a broker, who in turn purchases the underlying securities in the local market and issues a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the under lying securities are sold and the warrant re deemed with the proceeds. Each warrant represents one share of the underlying stock or unit of fixed income security, therefore the price, performance and liquidity of the warrant are all directly linked to the underlying investments. The warrants can be re deemed for 100% of the value of the underlying securities, less transaction costs. Equity-linked and credit-linked warrants are subject to risks related to the counterparty's ability to perform under the contract, and to the market risk of the underlying holding. The Fund may also suffer losses if it is unable to sell outstanding securities-linked warrants or reduce its exposure through offsetting transactions.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions. The Fund had no open forward foreign currency exchange contracts on October 31, 2003.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $86,921,411 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2005 -- $587,636, October 31, 2006 -- $1,234,369,
October 31, 2007 -- $523,573, October 31, 2008 -- $57,323,110, October
31, 2009 -- $20,736,888 and October 31, 2010 -- $6,515,835.
Availability of a certain amount of the carryforwards which were ac quired on June 7, 2002, in a merger with John Hancock International Equity Fund, on May 9, 2003, in mergers with John Hancock European Equity Fund and John Hancock Global Fund and in a merger with John Hancock Pacific Basin Equity Fund on September 26, 2003, may be limited in a given year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2003, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, effective May 9, 2003, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $200,000,000, (c) 0.75% of the next $200,000,000 and (d) 0.625% of the
Fund's average daily net asset value in excess of $500,000,000. Until May 9, 2003, the Fund paid a monthly management fee equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $ 250,000,000, (c) 0.75% of the next $250,000,000 and (d) 0.625% of the
Fund's average daily net asset value in excess of $750,000,000. The Adviser has a subadvisory agreement with Nicholas-Applegate Capital Management LP. The Fund is not responsible for the payment of the subadvisory fees.

Effective May 9, 2003, the Adviser has agreed to limit the Fund's total expenses, excluding the distribution and service fees and transfer agent fees, to 1.27% of the Fund's average daily net asset value, at least until February 28, 2005. Prior to May 9, 2003, the Adviser had agreed to limit the Fund's total expenses, excluding the distribution and service fees and transfer agent fees, to 0.90% of the Fund's average net asset value. Accordingly, the expense reductions related to the Fund's total expense limitation amounted to $156,502 for the year ended October 31, 2003. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2003, JH Funds received net up-front sales charges of $30,451 with regard to sales of Class A shares. Of this amount, $3,693 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $20,060 was paid as sales commissions to unrelated broker-dealers and $6,698 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2003, JH Funds received net up-front sales charges of $5,893 with regard to sales of Class C shares. Of this amount, $5,174 was paid as sales commissions to unrelated broker-dealers and $719 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2003, CDSCs received by JH Funds amounted to $40,962 for Class B shares and $79 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. Effective January 1, 2003, for Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Until January 1, 2003, for Class A, Class B and Class C shares, the Fund paid a monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value plus certain out-of-pocket expenses attributable to Class I shares. Effective May 9, 2003, Signature Services agreed to limit Class A, Class B and Class C shares transfer agent fees to 0.78% of each Class's average daily net asset value, at least until February 28, 2005. Accordingly, the expense reductions related to transfer agent fee limitation amounted to $67,891 for the year ended October 31, 2003. Signature Services reserves the right to terminate this limitation in the future.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net asset value of the Fund.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganizations and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                    YEAR ENDED 10-31-02           YEAR ENDED 10-31-03
                                 SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                          1,608,472      $9,646,755     1,647,644      $9,092,862
Issued in reorganizations            --              --     9,576,643      51,258,116
Repurchased                  (1,773,317)    (10,715,750)   (2,256,593)    (12,418,091)
Net increase (decrease)        (164,845)    ($1,068,995)    8,967,694     $47,932,887

CLASS B SHARES
Sold                            397,117      $2,291,714       452,210      $2,359,494
Issued in reorganizations            --              --     4,660,904      23,715,852
Repurchased                    (510,300)     (2,891,269)     (894,451)     (4,591,171)
Net increase (decrease)        (113,183)      ($599,555)    4,218,663     $21,484,175

CLASS C SHARES
Sold                            295,202      $1,675,337       193,720        $972,776
Issued in reorganizations            --              --       313,872       1,607,553
Repurchased                    (271,816)     (1,534,260)     (129,277)       (641,150)
Net increase                     23,386        $141,077       378,315      $1,939,179

CLASS I SHARES 1
Shares sold                      34,945        $187,366       177,491        $978,406
Issued in reorganization        257,801       1,609,274            --              --
Shares reinvested               (96,794)       (550,105)     (201,766)     (1,106,358)
Net increase (decrease)         195,952      $1,246,535       (24,275)      ($127,952)

NET INCREASE (DECREASE)         (58,690)      ($280,938)   13,540,397     $71,228,289

1 Class I shares began operations 3-1-02.



NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2003, aggregated $151,450,814 and $86,771,780, respectively.

The cost of investments owned on October 31, 2003, including short-term investments, for federal income tax purposes was $80,375,961. Gross unrealized appreciation and depreciation of investments aggregated $16,886,337 and $249,712, respectively, resulting in net unrealized appreciation of $16,636,625. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

NOTE E
Reclassification of accounts

During the year ended October 31, 2003, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $76,536,139, a decrease in accumulated net investment loss of $312,571 and an increase in capital paid-in of $76,223,568. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation, net operating loss, adjustments due to Fund mergers and foreign currency adjustments. The calculation of net investment income (loss) per share in the Fund's Financial Highlights excludes these adjustments.

NOTE F
Reorganizations

On May 29, 2002, the shareholders of John Hancock International Equity Fund ("Inter national Equity Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of International Equity Fund in exchange for Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 257,801 Class I shares of the Fund for the net assets of the Inter national Equity Fund, which amounted to $1,609,274, including $62,490 of unrealized appreciation, after the close of business on June 7, 2002.

On May 7, 2003, the shareholders of the John Hancock Global Fund ("Global Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Global Fund in exchange for Class A, Class B and Class C shares of the Fund. The acquisition was accounted for as a tax-free exchange of 6,558,929 Class A shares, 1,864,356 Class B shares and 130,784 of Class C shares of the Fund for the net assets of the Global Fund, which amounted to $34,316,962, $9,149,332 and $642,073 for Class A, Class B and Class C shares of the Global Fund, respectively, including the total of $1,730,018 of unrealized appreciation, after the close of business on May 9, 2003.

On May 7, 2003, the shareholders of the John Hancock European Equity Fund ("European Equity Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the European Equity Fund in exchange for Class A, Class B and Class C shares of the Fund. The acquisition was accounted for as a tax-free exchange of 889,585 Class A shares, 1,099,066 Class B shares and 48,954 Class C shares of the Fund for the net assets of the European Equity Fund, which amounted to $4,654,400, $5,393,668 and $240,336 for Class A, Class B and Class C shares of the European Equity Fund, respectively, including the total of $1,183,872 of unrealized appreciation, after the close of business on May 9, 2003.

On September 24, 2003, the shareholders of the John Hancock Pacific Basin Equities Fund ("Pacific Basin Equities Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Pacific Basin Equities Fund in exchange for Class A, Class B and Class C shares of the Fund. The acquisition was accounted for as a tax-free exchange of 2,128,129 Class A shares, 1,697,482 Class B shares and 134,134 Class C shares of the Fund for the net assets of the Pacific Basin Equities Fund, which amounted to $12,286,754, $9,172,852 and $725,144 for Class A, Class B and Class C shares of the Pacific Basin Equities Fund, respectively, including the total of $3,956,781 of unrealized appreciation, after the close of business on September 26, 2003.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock International Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock International Fund (the "Fund") at October 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2003.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1996                21
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         1996                21
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1996                21
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance); Trustee, Hudson City Savings Bank (since 1995);
Director, Hudson City Bancorp (since 1999); Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              1994                21
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).

William F. Glavin,2 Born: 1932                                                              1994                21
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore,2 Born: 1939                                                                  1994                29
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,2 Born: 1943                                                          1994                29
Executive Director, Council for International Exchange of Scholars (since
1998); Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John W. Pratt, Born: 1931                                                                   1994                21
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                51
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC (Subsidiaries, LLC), Hancock
Natural Resource Group, Independence Investment LLC, Declaration
Management Research LLC, John Hancock Advisers, LLC (the "Adviser"),
The Berkeley Financial Group, LLC ("The Berkeley Group"), John Hancock
Funds, LLC ("John Hancock Funds") and Massachusetts Business Development
Corporation; Director, John Hancock Insurance Agency, Inc. ("Insurance
Agency, Inc.") (until 1999).

Maureen Ford Goldfarb, Born: 1955                                                           2000                51
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director, President and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1994
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS
------------------------------------------------------------------------
Equity                                  Balanced Fund
                                        Classic Value Fund
                                        Core Equity Fund
                                        Focused Equity Fund
                                        Growth Trends Fund
                                        International Fund
                                        Large Cap Equity Fund
                                        Large Cap Growth Fund
                                        Large Cap Select Fund
                                        Mid Cap Growth Fund
                                        Multi Cap Growth Fund
                                        Small Cap Equity Fund
                                        Small Cap Growth Fund
                                        Sovereign Investors Fund
                                        U.S. Global Leaders Growth Fund
------------------------------------------------------------------------
Sector                                  Biotechnology Fund
                                        Financial Industries Fund
                                        Health Sciences Fund
                                        Real Estate Fund
                                        Regional Bank Fund
                                        Technology Fund
------------------------------------------------------------------------
Income                                  Bond Fund
                                        Government Income Fund
                                        High Income Fund
                                        High Yield Bond Fund
                                        Investment Grade Bond Fund
                                        Strategic Income Fund
------------------------------------------------------------------------
Tax-Free Income                         California Tax-Free Income Fund
                                        High Yield Municipal Bond Fund
                                        Massachusetts Tax-Free Income Fund
                                        New York Tax-Free Income Fund
                                        Tax-Free Bond Fund
------------------------------------------------------------------------
Money Market                            Money Market Fund
                                        U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Nicholas-Applegate Capital Management LP
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet               www.jhfunds.com

By regular mail               John Hancock Signature Services, Inc.
                              1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000

By express mail               John Hancock Signature Services, Inc.
                              Attn: Mutual Fund Image Operations
                              529 Main Street
                              Charlestown, MA 02129

Customer service
representatives               1-800-225-5291

24-hour automated
information                   1-800-338-8080

TDD line                      1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                      1-800-225-5291

On the Fund's Web site        www.jhfunds.com/proxy

On the SEC's Web site         www.sec.gov



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
International Fund.

4000A 10/03
      12/03



ITEM 2.  CODE OF ETHICS.

As of the end of the period, October 31, 2003, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

William F. Glavin is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Contact person at the registrant



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




By:
------------------------------
Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer

Date:    December 18, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By:
-------------------------------
Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer

Date:   December 18, 2003





By:
-----------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer

Date:    December 18, 2003